Exhibit 10.3

Execution Version

MASTER TRANSITION SERVICES AGREEMENT

This Master Transition Services Agreement (this “Agreement”) is entered into as of January 2, 2017, by and among Hilton Worldwide Holdings Inc., a Delaware corporation (“HLT”), Park Hotels & Resorts Inc., a Delaware corporation (“PK”) and Hilton Grand Vacations Inc., a Delaware corporation (“HGV”). Each of HLT, PK and HGV is sometimes referred to herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Distribution Agreement, entered into on the date hereof, by and among HLT, PK, HGV and Hilton Domestic Operating Company Inc. (as such may be amended from time to time, the “Distribution Agreement“).

W I T N E S S E T H :

WHEREAS, the Board of Directors of HLT has determined that it is appropriate, desirable and in the best interests of HLT and its stockholders to separate, pursuant to and in accordance with the Distribution Agreement, HLT into three separate, publicly traded companies, one for each of (i) the HLT Retained Business, which shall be owned and conducted, directly or indirectly, by HLT, (ii) the Ownership Business, which shall be owned and conducted, directly or indirectly, by PK (which will elect to be a REIT), and (iii) the Timeshare Business, which shall be owned and conducted, directly or indirectly, by HGV; and

WHEREAS, in order to provide for an orderly transition under the Distribution Agreement, each of HLT, PK and HGV desires to provide to the other certain services for specified periods following the Distribution Date, all in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein, the Parties agree as follows:

1. Services Provided.

(a) With respect to each Service (as defined in Section 1(b)), the Party required to provide such Service is the “Service Provider” and the other Party is the “Service Recipient”. In performing the Services, Service Provider and each of its Affiliates shall use commercially reasonable efforts to provide, or to ensure that any Third Party Provider (as defined in Section 1(b)) shall provide, the Services in the same manner, within the same amount of time and at the same level of service (including, as applicable, with respect to type, scope, frequency, quality and quantity), with the same degree of reasonable skill and care and with the same level of security and control as provided and used in providing the Services during the twelve (12) month period prior to the Distribution Date (excluding any actions taken in contemplation of the Distribution); provided, however, that Service Provider shall not be obligated to provide services that are more extensive in type, scope, frequency, quality or quantity than similar or comparable services provided by Service Provider to Service Recipient during the twelve (12) month period prior to the Distribution Date. Notwithstanding anything herein to the contrary, the Services are to be provided in a manner that does not disparately treat Service Recipient (or its Subsidiaries or its or their personnel or business) as compared to Service Provider’s treatment of itself (or its Affiliates or its or their personnel or business) in connection with the provision of a Self-Service (as defined in Section 2(a)(v)).

(b) During the period commencing on the Distribution Date and ending on the date that is two (2) years from the date hereof, unless an earlier or later date is otherwise specified for a Service on Schedule A hereto (for each such Service, such end date being herein referred to as the “Termination Date”, with Schedule A being herein referred to as the “Services Schedules”), Service Provider shall provide, or shall cause one or more of its Affiliates or a contractor, subcontractor, vendor or other third-party service provider (each, a “Third Party Provider”) to provide, upon the terms and subject to the conditions set forth herein, the services described on the Services Schedules (the “Services”); provided, Service Provider shall obtain the consent of Service Recipient (not to be unreasonably withheld, delayed or conditioned) in the event any such Service is to be provided by a Third Party Provider or Affiliate if such Services were not provided by such Third Party Provider or Affiliate to Service Recipient during the twelve (12) month period prior to the Distribution Date; provided further, Service Provider shall remain primarily responsible for the performance by any such Affiliate or Third Party Provider of its obligations hereunder. Irrespective of whether Service Provider, an Affiliate or a Third Party Provider is providing a Service, Service Recipient may direct that any such Service be provided directly to Service Recipient or any other member of such Party’s Group.

(c) Each Service provided hereunder shall be terminated on its applicable Termination Date, unless otherwise terminated earlier by Service Recipient pursuant to Section 11. Service Provider shall be under no obligation to provide a Service to Service Recipient after the Termination Date applicable to such Service, except to the extent otherwise agreed in writing by Service Provider and Service Recipient.

(d) Limitations on Services.

(i) Notwithstanding anything to the contrary contained herein or in the Services Schedules, Service Provider shall have no obligation under this Agreement to: (1) operate the business of Service Recipient or any members of its Group or any portion thereof; (2) advance funds; (3) provide any Service to the extent that the provision of such Service would require Service Provider to violate any applicable Law, third-party confidentiality, contractual obligations or fiduciary responsibilities; (4) provide any Service to the extent Service Recipient has breached (or through its actions or omissions has caused the Service Provider to be in breach of or default under) any applicable obligations under, or requirements of, any contract or arrangement with any Third Party Provider (“Third Party Provider Use Requirements”) engaged with respect to such Service (provided that Service Recipient shall first be permitted to attempt to cure such breach or default within thirty (30) days from receipt of notice thereof if such breach or default is capable of being cured); (5) implement processes, plans or initiatives developed, acquired or utilized by Service Recipient after the Distribution Date except as otherwise agreed; (6) perform or cause to be performed any of the Services for the benefit

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of any third party; (7) render any Service in a particular location that would necessitate that Service Provider obtain any permits or regulatory approvals, or qualify to do business, in any location or jurisdiction other than the locations and jurisdictions where Service Provider does business or conducted business as of the date hereof; or (8) purchase, lease or license any physical assets or equipment, expand its facilities or incur long-term capital expenses.

(ii) All employees and representatives of Service Provider, members of its Group and its Affiliates shall be deemed for all purposes to be employees or representatives of Service Provider, members of its Group or such Affiliates, as applicable. In performing the Services, such employees and representatives shall be under the direction, control and supervision of Service Provider, members of its Group or the applicable Affiliate thereof, and Service Provider, members of its Group and its Affiliates shall have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such employees and representatives.

2. Consideration.

(a) Costs and Fees.

(i) For each Service, Service Recipient shall pay (in accordance with Section 2(b)) Service Provider an amount equal to the Market Rate (as defined in Section 2(a)(i)(1)).

(1) The “Market Rate” for each Service shall be an amount equal to the sum of: (A) the rate as set forth on the applicable Services Schedule (which rate reflects the Parties’ good faith estimate as to the cost of such Service to the Service Provider plus an additional amount that the Parties acknowledge is fair and adequate consideration for the work expected to be performed by personnel of Service Provider in connection with such Service, including coordinating or managing Third Party Providers); provided that if a Services Schedule is silent regarding such rate, the amount under this subsection (A) shall be equal to Service Provider’s allocated costs (including salary, wages and benefits, but excluding severance costs that are the responsibility of Service Recipient pursuant to Section 2(a)(ii)) for any of its (or its Affiliates’) employees involved in providing Services; plus (B) any reasonable out-of-pocket costs and expenses incurred in connection with retaining Third Party Providers or pursuing any warranty or indemnity against a Third Party Provider in accordance with Section 3(c); plus (C) fees incurred in connection with any Third Party Consent or Alternative Method, which shall be borne equally by Service Recipient and Service Provider; plus (D) any sales, transfer, goods, services, value added, gross receipts or similar taxes, fees, charges or assessments (including any such taxes that are required to be withheld); provided that the Parties agree to use commercially reasonable efforts to minimize any such tax with respect to the Services; plus (E) other reasonable miscellaneous out-of-pocket costs and expenses; provided, however, that any such expenses exceeding $25,000 per month for each Service (other than routine business travel and related expenses) shall require advance approval of Service Recipient.

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(2) Any costs and expenses provided for on a Services Schedule shall be subject to an increase of 5% per annum beginning on January 1, 2018, in order to adjust for inflation.

(3) Service Provider shall notify Service Recipient of any event that may reasonably be expected to increase the Market Rate by more than 10%.

(ii) Subject to the terms of this Section 2(a)(ii), Service Provider shall use commercially reasonable efforts to retain its workforce required to provide the Services and, consistent with its severance policies then in effect, if any, may make severance payments to its employees. Service Provider shall be responsible for Service Provider’s actual severance costs incurred as a result of terminating an employee who is primarily engaged in providing a Service in connection with the termination of such Service, provided that to the extent such severance costs are in excess of the amount of the severance costs that would have been paid by Service Provider if such employee had been terminated on the Distribution Date, the Service Recipient shall be reponsible for the amount of such excess severance costs; provided that any such employee’s employment was actually terminated and such individual is not rehired by Service Provider or any of its Affiliates for at least ninety (90) days following such termination. Notwithstanding the foregoing, if a former employee of Service Provider (who was (a) primarily engaged in providing a Service and (b) terminated by Service Provider within six (6) months of such individual having engaged in any activities with respect to providing such Service) is hired by another Party within twelve (12) months of the termination of such individual’s employment with Service Provider, such other Party shall be responsible for (and shall indemnify Service Provider with respect to) all of the actual services costs incurred by Service Recipient with respect to such individual. Service Provider shall prepare and deliver, within thirty (30) days following the end of each quarterly period ending each March 31, June 30, September 30 and December 31 (it being understood that the first such period shall be shorter than one quarter), to Service Recipient an invoice setting forth the amount of severance costs to be paid by Service Recipient in accordance with the foregoing provisions of this Section 2(a)(ii), which invoice Service Recipient shall pay pursuant to the terms of Section 2(b).

(iii) Unless the Parties otherwise agree in writing, (i) where Services are provided in a country outside of the United States by a Person located in the same country, amounts shall be invoiced and paid in the local currency of the Person providing the Services and (ii) if payments are to be made between Persons not within the same country, such amounts shall be invoiced and paid in U.S. Dollars. To the extent necessary, local currency conversion on any such invoice shall be based on Service Provider’s internal exchange rate for the then-current month, based upon the average for such month, as calculated consistently with how such local currency conversion was calculated in the twelve (12) month period prior to the Distribution Date.

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(iv) All charges based on a monthly or other time basis will be pro-rated based on actual calendar days elapsed during the period of service.

(v) With respect to any service that a Service Provider provides or causes an Affiliate to provide to itself or its Affiliates that is the same or substantially similar to a Service provided to Service Recipient or its Subsidiaries hereunder (such service, a “Self-Service”), if Service Provider determines to no longer provide such Self-Service to itself or its Affiliates, Service Provider shall notify Service Recipient of such termination no later than the number of days prior to such termination as is provided in Section 11(b) for terminating the corresponding Service. If Service Provider terminates a Self-Service prior to the end of the Termination Date applicable for the corresponding Service, the Market Rate of such Service following any such termination and up to but not including the Termination Date shall be calculated as if Service Provider had not terminated such Self-Service. Notwithstanding the foregoing, Service Provider shall continue to provide the Service in accordance with the provisions of this Agreement, unless such Service is otherwise terminated pursuant to Section 11, and Service Provider shall not be permitted to terminate any Self-Service prior to the Termination Date for the applicable Service if such termination would adversely affect the level of service, security or control of such Service or the scope or content thereof required pursuant to Sections 1(a) and 4(a).

(b) Invoices and Payment.

(i) Service Provider shall invoice Service Recipient for the amounts owed hereunder in arrears on a calendar monthly basis or, in the case of Section 2(a)(ii), as provided therein, and shall provide reasonable documentation supporting such amounts owed pursuant to Section 2(a), except to the extent such amounts are set forth on the Services Schedules. Service Recipient shall pay the amount of such invoice by electronic transfer of immediately available funds not later than forty-five (45) days after the date of such invoice. Neither Party nor any of its respective Subsidiaries shall have a right of set-off against the other Party or its Subsidiaries, except in connection with any amounts billed hereunder. In the event Service Recipient does not pay Service Provider in accordance with the terms hereof (i) all amounts so payable and past due shall accrue interest from the 31st day after the date of the invoice to the receipt of payment at a rate per annum equal to five percent (5%) (the “Interest Rate”) until such amounts, together with all accrued and unpaid interest thereon, are paid in full, and (ii) Service Recipient shall pay, as additional fees, all reasonable out-of-pocket costs and expenses incurred by Service Provider in attempting to collect and collecting amounts due under this Section 2, including all reasonable attorneys’ fees and expenses.

(ii) In the event that Service Recipient in good faith disputes an invoice submitted by Service Provider, Service Recipient may withhold payment of any amount subject to the dispute; provided, however, that (x) Service Recipient shall continue to pay all undisputed amounts in accordance with the terms hereof, (y) Service Recipient shall notify Service Provider, in writing, of any disputed amounts and the reason for any dispute by the due date for payment of the invoice containing any disputed charges and (z) in the event any dispute is resolved in Service Provider’s favor, any amount that

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Service Recipient should have paid shall be deemed to have accrued interest at the Interest Rate from the date such payment should have been made. In the event of a dispute regarding the amount of any invoice, the Parties shall use all reasonable efforts to resolve such dispute within thirty (30) days after Service Recipient provides written notification of such dispute to Service Provider. Each Party shall provide full supporting documentation concerning any disputed amount or invoice within twenty (20) days after written notification of the dispute. Unpaid fees that are under good faith dispute shall not be considered a basis for default hereunder. To the extent that a dispute regarding the amount of any invoice cannot be resolved pursuant to this Section 2(b)(ii), the dispute resolution procedures set forth in Section 9 herein shall apply.

(c) Migration and Integration; Disconnection and Disintegration.

(i) Service Recipient shall be responsible for planning, preparing and integrating the transition of the provision of each of the Services to its own internal organization or other third-party service providers, and shall use commercially reasonable efforts to prepare, within one hundred and twenty (120) days after the Distribution Date (“Migration Planning Period”), a plan in order to transition off each Service by the end of the term for such Service (“Migration Plan“); provided, however, that Service Recipient will not be deemed to have violated its obligations with respect to preparation of the Migration Plan if Service Recipient (i) fails to complete the Migration Plan within the Migration Planning Period, (ii) has been working, and thereafter continues to work, in good faith and without undue delay to expeditiously prepare the Migration Plan and (iii) completes the Migration Plan no later than one hundred and fifty (150) days after the Distribution Date. At Service Recipient’s request, Service Provider shall reasonably assist, and shall use commercially reasonable efforts to cause any Third Party Provider to reasonably assist, Service Recipient in connection with the implementation of Service Recipient’s transition plan, which may include consulting and training and providing reasonable access to data and other information and to Service Provider’s employees, but which shall take into account the need to minimize the cost of such migration and the disruption to the ongoing business activities of Service Provider and its Affiliates and shall not unduly burden or interfere with Service Provider’s business and operations (provided that, for the avoidance of doubt, such services shall not include any services that, in Service Provider’s commercially reasonable opinion, do not primarily effect the separation of Service Recipient from the Services).

(ii) In furtherance of the foregoing, Service Recipient shall use commercially reasonable efforts to make or obtain any approvals, permits and licenses and implement any systems as may be necessary for it to perform the Services independently in each country and applicable jurisdiction as soon as practicable following the Distribution Date.

(iii) Notwithstanding anything to the contrary contained herein (but subject to Section 2(a)(ii)), in the Distribution Agreement or in any Ancillary Agreement, Service Recipient shall bear all costs or expenses associated with integrating the Services with the Information, facilities, personnel and assets of Service Recipient and shall reimburse Service Provider for any costs or expenses incurred by Service Provider which are to be borne by Service Recipient pursuant to this Section 2(c).

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3. Cooperation.

(a) It is understood that it will require significant efforts by the Parties to implement this Agreement and ensure performance hereunder. The Parties shall: (i) cooperate with and provide such information and documentation to the other Party as is reasonably necessary for Service Provider to perform the Services and for Service Recipient to meet its obligations under the Agreement; (ii) notify the other Party of any changes to operating environments or key personnel to the extent related to the provision of the Services; (iii) provide timely decisions, approvals and acceptances required to perform the obligations hereunder in a timely and efficient manner; and (iv) perform such other duties and tasks as may be reasonably required to permit Service Provider to perform the Services or for Service Recipient to meet its obligations under the Agreement, including (A) cooperating in obtaining any Third Party Consents necessary to facilitate Service Provider’s ability to provide the Services and (B) upon thirty (30) days’ prior written notice by Service Provider, conducting such testing as may be reasonably required by Service Provider in connection with any updates or changes to the applicable systems or processes involved in providing a Service. Service Provider shall not be deemed to be in breach of its obligations to provide or make available any Service to the extent that Service Recipient has not provided information and access to appropriate personnel that is reasonably necessary for the performance of such Service.

(b) Upon Service Recipient’s written request and without prejudice to Service Recipient’s direct rights against a Third Party Provider, Service Provider shall use commercially reasonable efforts to request any warranty or indemnity under any contract Service Provider or its Subsidiaries may have with a Third Party Provider with respect to any Service provided to Service Recipient by such Third Party Provider.

(c) Service Provider and Service Recipient shall use commercially reasonable efforts to obtain in a cost effective manner any necessary waivers, permits, license, consents or similar approvals with respect to agreements with third parties in order for Service Provider to provide the Services directly or indirectly (any such waiver, permit, consent, license or similar approval, a “Third Party Consent”). If a Third Party Consent cannot be obtained on reasonable terms or after using commercially reasonable efforts, such Parties will use commercially reasonable efforts to arrange for an alternative method of obtaining any such Service on Service Recipient’s behalf in a cost effective manner (“Alternative Method”), which may include Service Provider providing such Service itself. If there is any Third Party Consent which was not required as of the date hereof but will subsequently be required before the Termination Date for a particular Service, Service Provider shall identify in writing to Service Recipient such Third Party Consent within sixty (60) days of the date hereof.

(d) In connection with the provision of Services hereunder, except as provided pursuant to Section 2(a)(iii) for local currency conversion for invoices, the Parties shall use the same methodology to determine the appropriate foreign exchange conversion rate as used in the twelve (12) month period prior to the Distribution Date, which may be determined or based upon the average for the month or other applicable period or the spot rate at the end of such month or period or otherwise.

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4. Performance Standard; Reports; Personnel.

(a) Except as otherwise provided in the Services Schedule and Section 1(a) herein, nothing in this Agreement shall require or be interpreted to require Service Provider to provide a Service to Service Recipient beyond the scope and content of such Service as provided by Service Provider to the HLT Retained Business, Ownership Business or Timeshare Business, as the case may be, during the twelve (12) month period prior to the Distribution Date, excluding any actions taken in contemplation of the Distribution.

(b) Service Provider shall not make changes in the manner of providing a Service unless (i) Service Provider is making similar changes in a service being performed for itself or its Subsidiaries, (ii) such changes are immaterial and do not adversely affect the level of service, security or control of such Service or the scope or content thereof required pursuant to Sections 1(a) and 4(a) above, (iii) such changes are required by Service Provider or Service Recipient pursuant to applicable Law (including changes required by Service Provider or Service Recipient in connection with the provision of the Services to the other Party) or (iv) Service Recipient provides its prior written consent (which shall not be unreasonably withheld, conditioned or delayed) to such changes (in each case, for the avoidance of doubt, with the costs of any such change to be included in the calculation of the Market Rate). In the event Service Provider determines to change the location of delivery of any Service, Service Provider shall provide Service Recipient with thirty (30) days’ prior written notice. All Services shall be performed in compliance with applicable Law, including all applicable U.S. and non-U.S. laws and regulations relating to export controls, sanctions, and imports, including without limitation those regulations maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of Commerce, Bureau of Industry and Security.

(c) In performing the Services, Service Provider shall use its commercially reasonable efforts to prepare and furnish to Service Recipient reports concerning the Services with such reports to contain substantially the same data, in substantially the same format, and prepared and delivered on substantially the same timetable, as reports prepared during the twelve (12) month period prior to the Distribution Date (excluding any reports solely prepared in contemplation of the Distribution), except as may be otherwise required by Service Recipient or Service Provider pursuant to applicable Law. Upon Service Recipient’s written request for modifications to the reporting and data transfer practices reasonably required to assist Service Recipient in transitioning off the Service, Service Provider shall cooperate and consult in good faith with Service Recipient to make such modifications; provided that if Service Provider reasonably determines in its sole discretion that any such modification may cause Service Provider to be in breach of its obligations to the other Party hereunder (including as a result of breaching its obligations as a Service Provider to the other Party as Service Recipient), then Service Provider shall not be under any obligation to make such modifications.

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(d) Service Provider shall use commercially reasonable efforts consistent with past practice to make available such personnel as may be required to provide the Services. Service Provider shall have the right to designate which personnel it will assign to perform the Services. Service Provider also shall have the right to remove and replace any such personnel at any time or designate any of its Subsidiaries or a Third Party Provider (subject to Section 1(a) herein) at any time to perform the Services; provided, however, that Service Provider shall use its commercially reasonable efforts consistent with past practice to limit the disruption to Service Recipient in the transition of the Services to different personnel. Subject to and consistent with Section 2(a)(ii), Service Provider shall have no obligation to retain any individual employee or any Third Party Provider or to employ additional personnel in order to provide a particular Service.

(e) In the event Service Recipient or any of its Subsidiaries hires away an employee of Service Provider or its Subsidiaries, and such employee was providing Services to Service Recipient and will not continue to provide such Service, Service Provider shall have the option, in its sole discretion (in addition to any other remedies available to it under the Distribution Agreement or otherwise), upon ten (10) Business Days’ written notice to Service Recipient to reduce its obligations with respect to such Service (with a proportionate reduction in the applicable Market Rate) effective on the date of such employee’s termination of employment with Service Provider. Any provision of Service thereafter pursuant to such a reduction in Service Provider’s obligations shall be deemed to be consistent with Service Provider’s obligations under this Agreement, so long as Service Provider satisfies the other obligations contained in this Section 4 with respect to such Service. Notwithstanding the foregoing, nothing in this Section 4(e) shall be deemed to modify, amend or waive the non-solicitation and no-hire restrictions set forth in Section 5.1 of the Distribution Agreement.

(f) Each Party agrees that it shall take appropriate action by instruction of or agreement with its personnel (including any Third Party Provider) to ensure that all such personnel performing or otherwise involved with Services shall be bound by and comply with all of the terms and conditions of this Agreement.

(g) In the event Service Provider has received a notice of default or breach in the performance of a Service hereunder (including as a result of substantial errors in the performance of such Service), it will use its commercially reasonable efforts to cure such default or breach. In the event Service Provider is unable to cure such default within thirty (30) days from receipt of notice thereof, in addition to the rights available under Section 11, there shall be an adjustment to the Market Rate to reflect the costs to Service Recipient associated with such default, breach or error, including any reasonable out-of-pocket costs and expenses incurred by Service Recipient in retaining any Third Party Provider to provide such Service or in providing such Service itself.

(h) Each Party shall notify the applicable other Party as promptly as practicable after becoming aware of any breach of this Agreement committed by either it or the applicable other Party. Service Provider shall notify Service Recipient of any event that may reasonably be expected to materially impact a Service provided hereunder, which may include a Termination Notice (as defined in Section 11(b)) provided by the other Party as Service Recipient hereunder or a notice of termination of a Self-Service, issued pursuant and in accordance with, Section 2(a)(v).

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(i) In the event of any conflict, as reasonably determined by Service Provider in its sole discretion, between requests for modification or termination of Services made by the two other Parties and each properly delivered hereunder, Service Provider shall determine which request it received first and, subject to the other terms and conditions of this Agreement, make such modifications or terminations pursuant to the request that was first received before making any modifications or terminations pursuant to any requests received afterwards.

5. New Services.

If, after the date hereof and on or prior to August 31, 2017, or, with respect to Services provided in connection with any Transfer that, pursuant to Section 2.5 of the Distribution Agreement, is not consummated at or prior to the Effective Time, one hundred (100) days following the actual date of such Transfer (notwithstanding that under Section 2.5(c) of the Distribution Agreement such Transfer may be deemed to have occurred on the Effective Time) the Parties determine that a service required by Service Recipient and provided by Service Provider or one of its Subsidiaries prior to the Distribution Date was omitted from the Services Schedules, Service Recipient may request that Service Provider perform such service (“New Service”) in addition to the Services being provided hereunder. Service Provider shall promptly begin performing any New Service consistent with past practice upon a timely written request from Service Recipient (which request may be in the form of email) including (i) a description of the work Service Recipient anticipates being performed by Service Provider in connection with such New Service and (ii) a schedule for commencing and completing such New Service, and Service Provider and Service Recipient shall enter into good faith negotiations to agree to an amendment to the Services Schedules providing for such New Service; provided that if no agreement for an Additional Service Schedule Amendment has been reached in writing in thirty (30) days, such New Service shall be deemed to have a Termination Date of two (2) years from the date hereof, with the Market Rate as provided for in Section 2(a)(i), calculated as if the amendment to the Services Schedule for such New Service were silent regarding costs and expenses (such amendment or deemed amendment pursuant to the foregoing proviso, an “Additional Service Schedule Amendment”). Any New Service shall be considered a Service hereunder and the Services Schedules shall incorporate, and be deemed to be duly amended by, such Additional Service Schedule Amendment.

6. Intellectual Property; IT Security.

(a) Except as provided in the Services Schedules, the Market Rate shall include the allocable portion of any amounts that are required to be paid by Service Provider to any third party licensors of software that is used by Service Provider in connection with the provision of any Services hereunder, including (i) license, right-to-use and royalty fees and (ii) any amounts required to obtain the consent of such licensors to allow Service Provider to provide any of the Services hereunder. Service Recipient agrees to comply and cause its Subsidiaries to comply with the terms of any license or other agreement of Service Provider or any of its Subsidiaries relating to software that is provided to Service Recipient and is used in connection with the provision of any Services hereunder, including as specified in the Third Party Provider Use Requirements; provided that in the event that Service Provider enters into new software licenses after the Distribution Date, Service Recipient shall have the prior opportunity to review

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and confirm its ability to comply therewith, which it shall do in good faith. In the event that Service Recipient provides notice of its inability to comply therewith, Service Provider may at its sole discretion discontinue its provision of any Services under such new software licenses effective after thirty (30) days’ notice of the same, and Service Recipient shall indemnify Service Provider for any claims by third parties arising out of or in connection with Service Recipient’s noncompliance or violation of such software licenses; provided that, for the avoidance of doubt, Service Recipient’s delivery of such notice will not affect Service Recipient’s obligation to comply with all Third Party Provider Use Requirements applicable to Services already in use by Service Recipient. Subject to the foregoing, Service Provider shall use commercially reasonable efforts to obtain any consent that may be required from such licensors in order to provide any of the Services hereunder and the Parties shall cooperate to identify any material licenses or consents necessary for such provision and shall use commercially reasonable efforts to minimize the costs associated therewith.

(b) If the receipt or provision of any Service hereunder requires the use by a Party of the patents, know-how, trade secrets, methods and processes (excluding Customer Information and Loyalty Program Information) of the other Party, then, subject to applicable restrictions contained in Service Provider’s contracts with Third Party Providers, such Party and its Subsidiaries shall have the non-exclusive, royalty-free, non-sublicensable (except as required for its and its Subsidiaries’ receipt or provision of Services) right and license to use such Intellectual Property for the sole purpose of, and only to the extent necessary for, the receipt or provision of such Services hereunder, pursuant to the terms and conditions of this Agreement. Upon the Termination Date applicable to such Service, or the earlier termination of any Services in accordance with Section 11, the license herein to the applicable Intellectual Property will terminate, and the applicable Service Recipient and/or Service Provider shall cease all use of the Intellectual Property licensed hereunder. The applicable Service Recipient and/or Service Provider acknowledges that it will acquire no right, title or interest (including any license rights or rights of use) in any firmware or software, and the licenses therefor which are held by the applicable Service Provider and/or Service Recipient, by reason of the provision of the Services provided hereunder, except to the extent that any such license rights or rights of use are provided for in a written agreement signed by Service Provider and Service Recipient. Nothing in this Section 6(b) shall be deemed to limit, modify or terminate any License Agreement between the Parties.

(c) Subject to the limited licenses granted in Section 6(b), each Party shall exclusively own any Intellectual Property that it creates, develops or invents in connection with the provision of any Services hereunder.

(d) While using or accessing any computers, systems, software, networks, information technology or related infrastructure or equipment (including any data stored thereon or transmitted thereby) (“Systems”) of the other Party (whether or not a Service), each Party shall and shall cause each of its Subsidiaries to, adhere in all respects to the other Party’s controlled processes, policies and procedures (including any of the foregoing with respect to Confidential Information, data, communications and system privacy, operation, security and proper use) as in effect on the Distribution Date or as communicated to such Party from time to time in writing.

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(e) Service Provider and Service Recipient shall each maintain reasonable, current security measures (i) to prevent unauthorized access to its systems and (ii) with respect to all data contained in its facilities, networks and systems and used in connection with the Services. Such measures shall in no event be less stringent than those used to safeguard such Party’s own property, or industry standard security measures used by companies of a similar size. Such measures shall include, where appropriate, use of updated firewalls, virus screening software, logon identification and passwords, encryption, intrusion detection systems, logging of incidents, periodic reporting, and prompt application of current security patches, virus definitions and other updates. Service Recipient shall not install any new equipment, software or technology or modify the setup of any existing equipment, software or technology that is, or will be, connected to Service Provider’s facilities, networks or systems without the prior consent of Service Provider.

(f) Service Provider may suspend Service Recipient’s access (if any) to the information technology or communications systems used by Service Recipient following advance written notice to the extent practicable if, in Service Provider’s reasonable opinion (i) the integrity, security or performance of its systems, or any data stored on them, is being or is likely to be jeopardized by the activities of Service Recipient, or (ii) continued access to those information technology or communications systems by Service Recipient would expose Service Provider to liability. Service Recipient shall take appropriate corrective actions and if such actions fully resolve the matter (as determined by Service Provider in its sole discretion), Service Provider shall restore such access to Service Recipient.

(g) Each Party reserves the right to terminate all Services that provide access to such Party’s information technology or communications systems, in its sole discretion and without limitation or termination liability, if Service Recipient or Service Provider, as applicable, remains in breach of this Section 6 five (5) Business Days after receipt of notice of such breach. Service Provider and Service Recipient acknowledge that the security measures used by the other as of the date of this Agreement are in compliance with this Section 6.

(h) Each party will comply with all applicable privacy and other Laws and regulations relating to protection, collection, use, and distribution of information (including Customer Information) received by a Party in connection with the Services that can be associated with or traced to any individual, including an individual’s name, address, telephone number, e-mail address, credit card information, social security number, or other similar specific factual information, regardless of the media on which such information is stored (e.g., on paper or electronically), and which includes certain of such information that is generated, collected, stored or obtained as part of this Agreement, including transactional and other data pertaining to users (“Personally Identifiable Information”). In no event may a Party sell or transfer Personally Identifiable Information to third parties other than its Affiliates, or otherwise provide third parties other than its Affiliates with access thereto, except (i) as may be allowed pursuant to other written agreements between the Parties, or (ii) in the case of Service Provider, with any of its Third Party Providers assisting Service Provider with the performance of the Services hereunder. If there is a suspected or actual breach of security involving Personally Identifiable Information, responsible Party will notify the other Party’s privacy counsel within twenty four (24) hours of a management-level associate becoming aware of such occurrence.

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(i) Those Third Party Providers (and their personnel) of Service Recipient and Service Provider (or their respective Affiliates) having access to the other Party’s Systems may be required by Service Provider or Service Recipient, as the case may be, to enter into a customary non-disclosure agreement in connection with, and as a condition to, such access.

7. Records.

Service Provider shall use commercially reasonable efforts to provide to Service Recipient, taking into consideration the financial reporting, internal controls and other public company requirements of Service Recipient, all information and records reasonably required to maintain full and accurate books relating to the provision of Services whether prior to or after the Distribution Date. Upon reasonable notice and reasonable request from Service Recipient, and at Service Recipient’s cost, Service Provider shall (a) make available for inspection and copying by Service Recipient’s agents or representatives such information, books and records relating to the Services during reasonable business hours and (b) certify that the controls in effect prior to the Distribution Date continue to be in effect, or if Service Provider is aware of any instances where such controls are not so in effect, in lieu of certification for such instances, provide a list of such instances and descriptions of the change in such controls thereof.

8. Force Majeure; Reduction of Services.

No Party (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (a) notify the other applicable Parties of the nature and extent of any such Force Majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible. Notwithstanding the foregoing, Service Recipient shall be entitled to terminate Services so affected by a Force Majeure upon fifteen (15) days’ prior written notice in respect of any such delay or failure resulting from any such Force Majeure without any penalty or obligation to pay for Services not performed; provided that, for the avoidance of doubt, Service Recipient shall remain responsible for any severance costs for any such Services to the extent set forth in Section 2(a)(ii).

9. TSA Managers; Steering Committee; Dispute Resolution.

(a) Each Party shall nominate in writing one representative to act as the primary contact with respect to the provision and receipt of Services (a “TSA Manager”), with the initial TSA Managers as listed on Schedule A. Each Party may, at its discretion, from time to time select another individual to serve in these capacities during the term of this Agreement; provided, however, each Party shall notify the other Party promptly (and in any event within five (5) Business Days) of any change in an individual serving in this capacity, setting forth the name and contact information of the replacement, and stating that such replacement is authorized to act for such Party in accordance with this Section 9(a). The TSA Managers shall meet regularly or as needed.

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(b) A steering committee (the “Steering Committee”) of the TSA Managers, a finance executive from each Party (the “Finance Officers”) and corporate counsel from each Party (the “Legal Officers”) will have overall responsibility for oversight, administration and issue resolution relating to the performance and migration of Services under this Agreement. The Finance Officers will liaise with the TSA Managers and the Legal Officers to suggest modifications to Services or their costs (as necessary). The Legal Officers will adjust the schedule of Services to reflect changes in scope (as necessary).

(c) In the event of a dispute arising out of or in connection with this Agreement (including its interpretation, performance or validity) (collectively, “Agreement Disputes”), the TSA Managers shall meet as expeditiously as possible to resolve same. If any Agreement Dispute is not resolved within thirty (30) days, a TSA Manager may notify each Party’s Chief Financial Officer (or such other executive designated thereby), who shall attempt to resolve such Agreement Dispute for a maximum of fifteen (15) days after the prior thirty (30) day period. The relevant Parties shall not assert the defenses of statute of limitations and laches for any delays arising due to the procedures in Sections 9(c) or 9(d).

(d) If the Parties have not timely resolved the Agreement Dispute under Section 9(c), the Parties agree to submit the Agreement Dispute within 10 days to mediation conducted in accordance with the Mediation Procedure of the International Institute for Conflict Prevention and Resolution (“CPR”), and to bear equally the CPR and mediator’s costs for same. The Parties agree to participate in good faith in the mediation for a maximum of 14 days (or a mutually agreed extension). If the Parties have not timely resolved the Agreement Dispute pursuant to this Section 9(d), either Party may then bring an action in accordance with Sections 26 and 27 herein.

(e) In the event of any dispute between the Parties regarding a Service prior to the applicable Termination Date (other than a Party’s failure to pay undisputed amounts due), Service Provider shall not discontinue the supply of any such Service during the above dispute resolution process, unless so requested by Service Recipient pursuant to a Termination Notice.

(f) All information and communications between the Parties relating to an Agreement Dispute and/or under the procedures in Sections 9(c) and 9(d) shall be considered “Confidential Information” under Section 13 herein.

10. Disclaimer; Limited Liability.

(a) Service Recipient acknowledges that Service Provider is not in the business of providing the Services and that the Services being provided pursuant to this Agreement are provided as an accommodation to Service Recipient. Other than in the event of Service Provider’s fraud, gross negligence or willful misconduct, Service Provider will not be liable for any error or omission in rendering Services under this Agreement, or for any defect in Services so rendered; provided that if there is a substantial error in any of the Services, Service Provider shall use commercially reasonable efforts to attempt to correct the error, or if Service

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Provider is unable to so correct such error, to provide an adjustment to the Market Rate for such Service in reasonable proportion to that which the error bears to the Service provided for such month, which adjustment may, pursuant to Section 2(a)(i)(1), include any reasonable out-of-pocket costs and expenses incurred by Service Recipient in retaining a Third Party Provider to provide such Service or in providing such service itself. Other than in the event of Service Provider’s fraud, gross negligence or willful misconduct, and other than for the Market Rate, severance costs owed under Section 2(a)(ii) and other amounts expressly owed hereunder, Service Provider will not be liable for any damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants or other experts and professionals or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising out of a breach of Service Provider’s obligations in connection with the Services provided under this Agreement. Service Provider agrees to indemnify, defend and hold harmless Service Recipient and its Affiliates and their respective directors, officers, employees and agents as a result of the fraud, gross negligence or willful misconduct of Service Provider or its Affiliates or any of their respective directors, officers, employees or agents. Service Recipient agrees to indemnify, defend and hold harmless Service Provider and its Affiliates and their respective directors, officers, employees and agents from any Loss resulting from Service Recipient’s breach of any Third Party Provider Use Requirements.

(b) NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED (INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, ACCURACY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION), ARE MADE BY SERVICE PROVIDER OR ANY OF ITS AFFILIATES WITH RESPECT TO THE PROVISION OF SERVICES UNDER THIS AGREEMENT AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY WAIVED AND DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UNDER NO CIRCUMSTANCES, INCLUDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY, SHALL SERVICE PROVIDER BE LIABLE FOR, INCLUDING BUT NOT LIMITED TO, ANY LOST PROFITS, BUSINESS INTERRUPTIONS, CUSTOMER CLAIMS, REMITTANCES, COLLECTIONS, INVOICES, PENALTIES, INTEREST OR SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES CAUSED BY THE PERFORMANCE OF, ANY DELAY IN THE PERFORMING, FAILURE TO PERFORM OR DEFECTS IN THE PERFORMANCE OF, THE SERVICES CONTEMPLATED TO BE PERFORMED BY SERVICE PROVIDER PURSUANT TO THIS AGREEMENT, REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. Term and Service Termination Dates.

(a) This Agreement (other than Sections 9, 10, 11 and 13) shall terminate upon the last of the Termination Dates in respect of all Services to be provided hereunder; provided that the rights of the Parties in respect of any claims that have accrued prior to such termination shall survive such termination.

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(b) For each Service, the service period during which Service Provider is obligated to provide such Service to Service Recipient ends as of the Termination Date set forth on the applicable Services Schedule. The Parties agree to cooperate if necessary to adjust the applicable Termination Date to end on a date that is the end of a calendar or fiscal month, as deemed appropriate. Service Recipient may terminate any Service prior to its Termination Date by providing to Service Provider written notice of termination, which shall be deemed irrevocable upon delivery (a “Termination Notice”), not less than sixty (60) days before the date of such earlier termination except as otherwise specified in the Services Schedules; provided that if the Services Schedules indicate that any Service is dependent on one or more other Services, then each such Service must be terminated together; provided further that any termination may be on a location by location basis if so indicated on the Services Schedules. In the event a Service is terminated prior to its Termination Date pursuant to Service Recipient’s Termination Notice, Service Recipient shall reimburse Service Provider for any out-of-pocket costs incurred by Service Provider through the date of receipt of any Termination Notice in expectation that such Service would be provided until the applicable Termination Date (subject to Service Provider exercising commercially reasonable efforts to mitigate such costs). Notwithstanding the foregoing, upon the receipt of a Termination Notice, if Service Provider is unable to transition the applicable Service to Service Recipient or its designee in a commercially reasonable manner which does not unduly disrupt the Service on the requested termination date, Service Provider shall use commercially reasonable efforts consistent with past practice to transition such Service as soon as possible, and any resulting third party out-of-pocket costs to Service Recipient shall be paid by Service Recipient.

(c) In the event either Party defaults in the performance of any of its obligations under this Agreement, and if such default is not excused and not cured within thirty (30) days after written notice from the other Party specifying such default, then the non-defaulting Party may at any time thereafter terminate, at its option, any such Service that is the subject of such default by giving five (5) days’ prior written notice; provided that if no such termination notice is given within fifteen (15) days after the end of the thirty (30) day cure period, then the non-defaulting Party waives all rights to terminate such Service with respect to such default; provided further, that such fifteen (15) day period referred to in the immediately foregoing proviso shall be extended if (x) the Parties dispute whether there has been a default hereunder or (y) agree that there has been a default hereunder and have a dispute related to such default, and in either case are attempting to resolve such dispute pursuant to Section 9(c) until ten (10) days after there has been a final determination pursuant to the procedures in Section 9(c).

(d) Any Service can be terminated prior to the Distribution Date, with no fee, penalty or ongoing obligation, if Service Recipient provides a Termination Notice to Service Provider (which may be via email) at least ten (10) Business Days prior to the Distribution Date; provided, however, that Service Recipient shall reimburse Service Provider for any out-of-pocket costs incurred by Service Provider through the date of receipt of any Termination Notice received prior to the Distribution Date (subject to Service Provider exercising commercially reasonable efforts to mitigate such costs).

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12. Independent Contractor.

The Parties hereto understand and agree that this Agreement does not make either of them an agent or legal representative of the other for any purpose whatsoever. No Party is granted, by this Agreement or otherwise, any right or authority to assume or create any obligation or responsibilities, express or implied, on behalf of or in the name of any other Party, or to bind any other Party in any manner whatsoever. The Parties expressly acknowledge (i) that Service Provider is an independent contractor with respect to Service Recipient in all respects, including the provision of the Services, and (ii) that the Parties are not partners, joint venturers, employees or agents of or with each other.

13. Confidentiality.

(a) Any Confidential Information of the Parties shall be subject to Section 8.6 of the Distribution Agreement. With respect to any information disclosed by one Party to another Party for the purpose of this Agreement or otherwise accessible to such other Party during the performance hereunder, including any Customer Information (“Confidential Information”), the Party receiving such Confidential Information agrees that it will use the same skill and care as set forth in Section 1(a) to prevent the disclosure or accessibility to others of the disclosing Party’s Confidential Information and will use such Confidential Information only for the purposes of this Agreement, the Distribution Agreement and the Ancillary Agreements. The receiving Party and its employees, representatives and agents (including any Third Party Provider) (collectively, the “Recipient Parties”) shall only disclose and permit access to Confidential Information of the other Parties to such Recipient Parties who have a need to know such Confidential Information for the purposes of this Agreement, the Distribution Agreement or the Ancillary Agreements and who are informed of the obligation to hold such Confidential Information confidential and in respect of whose failure to comply with such obligations, the applicable Party will be responsible. For Confidential Information provided with respect to any Service, the obligations of the Recipient Parties pursuant to this Section 13 shall expire on the date that is five (5) years from the termination of such Service. Each Party shall provide prompt written notice of any breach of the obligations under this Section 13 by such Party or its Recipient Parties and shall use commercially reasonable efforts to assist the other Party in remedying any such breach.

(b) Specifically excluded from the definition of Confidential Information is any and all information that:

(i) is independently developed by the Recipient Parties after the Effective Time without reference to any Confidential Information;

(ii) is or comes to be in the public domain or available to the public through no fault of the Recipient Parties of the Confidential Information; or

(iii) is lawfully acquired after the Effective Time by the Recipient Parties from other sources not known to be subject to confidentiality obligations with respect to such Confidential Information.

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(c) If the Recipient Party is required to disclose Confidential Information by Law, process or regulation, to the extent legally permissible, such Recipient Party shall promptly notify the disclosing Party, reasonably cooperate with the disclosing Party to the extent it may seek to limit such disclosure and, insofar as a protective order or waiver from the disclosing Party is not obtained, only disclose such Confidential Information that is required to be disclosed.

(d) In connection with any permitted disclosure of this Agreement to any third party, each Party shall redact the portions of the Services Schedules that are not relevant to such third party’s inquiry.

(e) It is further understood and agreed that money damages may not be a sufficient remedy for any breach of this Section 13 and that each Party shall be entitled to seek equitable relief, including injunction and specific performance, as remedy for any such breach in any court of competent jurisdiction, without posting bond or other security. Such remedies shall not be deemed to be the exclusive remedies for a breach, but shall be in addition to all other remedies herein described available at law or equity.

14. Audit Rights.

(a) Audits by Service Provider. Upon notice from Service Provider, Service Recipient shall use commercially reasonable efforts to provide Service Provider, its auditors (including internal audit staff and external auditors), inspectors, regulators and other reasonably designated representatives as Service Provider may from time to time designate in writing (collectively, the “Service Provider Auditors”) with access to, at reasonable times, any Service Recipient facility or part of a facility at which Service Recipient is using the Services, Service Recipient personnel, and data and records relating to the Services for purposes of verifying compliance with this Agreement. Service Provider audits may include security reviews (including Service Recipient’s completion of security-related questionnaires) of the Services and Service Recipient’s systems, including reasonable use of automated scanning tools such as network scanners, port scanners, and web inspection tools. Service Recipient will provide any assistance that Service Provider Auditors may reasonably require with respect to such audits. Upon notice from Service Recipient, Service Provider shall provide Service Recipient and its auditors with access to, at reasonable times, books and records relating to the Services or this Agreement in order for Service Recipient to comply with applicable Laws.

(b) Audits by Service Recipient. Service Recipient shall have the right, upon at least thirty (30) days’ written notice to Service Provider, and in a manner to avoid unreasonable interruption to Service Provider’s business, to perform audit procedures over Service Provider’s internal controls and procedures for the Services provided by Service Provider under this Agreement; provided that, such audit right shall exist solely to the extent required by Service Recipient’s external auditors to ensure Service Recipient’s compliance with the Sarbanes-Oxley Act of 2002, to determine if Service Recipient’s financial statements conform to Generally Accepted Accounting Principles (GAAP), to verify third-party expenses or to the extent required by any Governmental Authority; provided, further, that such audit right shall not grant Service Recipient the right to perform audit activities with respect to any Third Party Provider engaged in the provision of the Services. Service Provider shall use commercially

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reasonable efforts to provide Service Recipient and its auditors with appropriate space, furnishings, and telephone, facsimile and photocopy equipment as Service Recipient or its auditors may reasonably require to perform such audit procedures. Service Provider shall consider in good faith, but shall not be obligated to make, changes to its controls and procedures to address any findings of such audits. Service Recipient shall pay or reimburse all of Service Provider’s incremental costs arising from all such audit-related activities, provision of space, furnishings and equipment, and analysis and implementation, if any, of any potential changes in Service Provider’s controls or procedures described in this Section 14(b).

15. Beneficiary of Services; No Third Party Beneficiaries.

This Agreement is for the sole benefit of the Parties hereto, and nothing expressed or implied shall give or be construed to give any Person any legal or equitable rights hereunder, whether as a third-party beneficiary or otherwise. Each Party agrees, and each Party in its capacity as a Service Recipient represents and warrants, that the Services shall be provided solely to, and shall be used solely by, Service Recipient and its Subsidiaries. Service Recipient shall not resell or provide the Services to any other Person, or permit the use of the Services by any Person other than Service Recipient and its Subsidiaries.

16. Entire Agreement.

This Agreement, together with the Distribution Agreement and the other Ancillary Agreements, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement or any other Ancillary Agreement, the Parties agree that this Agreement shall govern. The Parties agree that, in the event of an express conflict between the terms of this Agreement and a Services Schedule, the terms of the Services Schedule shall govern as it relates to the Services to which such terms and conditions apply.

17. Amendment; Waiver.

This Agreement and the Services Schedules may be amended, and any provision of this Agreement may be waived, only if such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Parties, or in the case of a waiver, by the Party against whom the waiver is effective. No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

18. Notices.

All notices, requests, claims, demands and other communications to any Party hereunder shall be in writing (including telecopy, electronic transmission or similar writing) and shall be given as follows:

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if to HLT:

Hilton Worldwide Holdings Inc.

7930 Jones Branch Drive, Suite 1100

McLean, Virginia 22102

Attn: General Counsel

Facsimile: (703) 883-6188

if to PK:

Park Hotels & Resorts Inc.

1600 Tysons Blvd., Suite 1000

McLean, Virginia 22102

Attn: General Counsel

Facsimile: (703) 893-1057

if to HGV:

Hilton Grand Vacations Inc.

6355 MetroWest Boulevard, Suite 180

Orlando, Florida 32835

Attn: General Counsel

Facsimile: (407) 722-3776

or to such other address or telecopy number and with such other copies, as such Party may hereafter specify for the purpose of notice to the other Parties. All notices, requests, claims, demands and other communications under this Agreement and, to the extent applicable and unless otherwise provided therein, under each of the Ancillary Agreements shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or electronic transmission with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 18).

19. Non-Assignability.

Neither this Agreement nor any of the rights, interests or obligations of either Party hereunder may be assigned or transferred by any such Party without the prior written consent of the other Party (not to be unreasonably withheld, delayed or conditioned), and any purported assignment, without such prior written consent shall be null and void. Notwithstanding the foregoing, (a) any Party may assign or transfer all its rights hereunder without such consent to an acquirer in connection with a sale of all or substantially all of its assets or other similar change in control of such Party and (b) Service Provider may assign any or all of its rights or obligations arising under this Agreement to any of its Affiliates that is reasonably capable of providing the Services (provided, however, that Service Provider shall remain primarily responsible for its obligations under this Agreement notwithstanding any such assignment).

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20. Further Assurances.

From time to time after the date hereof, without further consideration, each Party shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably proper or advisable under applicable Law, and execute and deliver such documents as may be required or appropriate to carry out the provisions of this Agreement and to consummate, perform and make effective the transition contemplated hereby.

21. Definitions and Rules of Construction.

(a) Defined terms used in this Agreement have the meanings ascribed to them by definition in this Agreement or in the Distribution Agreement.

(b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

(c) Whenever the words “include”, “including”, or “includes” appear in this Agreement, they shall be read to be followed by the words “without limitation” or words having similar import.

(d) As used in this Agreement, the plural shall include the singular and the singular shall include the plural.

(e) All references to “$” herein shall be references to U.S. Dollars.

22. Counterparts; Effectiveness.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 22, provided that receipt of copies of such counterparts is confirmed. This Agreement shall become effective when each Party has received a counterpart hereof signed by the other Party hereto.

23. Section Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

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24. Severability.

If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect, and the Parties shall negotiate in good faith to replace such illegal, void or unenforceable provision with a provision that corresponds as closely as possible to the intentions of the Parties as expressed by such illegal, void, or unenforceable provision.

25. Governing Law.

This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without reference to any choice-of-law or conflicts of law principles that would result in the application of the laws of a different jurisdiction.

26. Consent to Jurisdiction.

Each Party irrevocably submits to the exclusive jurisdiction of (a) the Court of Chancery of the State of Delaware or (b) if such court does not have subject matter jurisdiction, any other state or federal court located within the County of New Castle in the State of Delaware, to resolve any Agreement Dispute that is not resolved pursuant to Sections 9(c) or 9(d). Any judgment of such court may be enforced by any court of competent jurisdiction. Further, notwithstanding Sections 9(c) and 9(d), either Party may apply to the courts specified in this Section 26 for a temporary restraining order or similar emergency relief during the process set forth in such Sections. Each of the Parties agrees that service by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any of the above Actions and irrevocably and unconditionally waives any objection to the laying of venue of any Action in accordance with this Section 26. Nothing in this Section 26 shall limit or restrict the Parties from agreeing to arbitrate any Agreement Dispute pursuant to mutually-agreed procedures.

27. Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY AGREEMENT DISPUTE.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

PARK HOTELS & RESORTS INC.

By:	/s/ Sean Dell’Orto
Name:	Sean Dell’Orto
Title:	EVP, CFO, and Treasurer

HILTON GRAND VACATIONS INC.

By:	/s/ Mark Wang
Name:	Mark Wang
Title:	President and CEO

SCHEDULE A

[See Attached]

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

1.	FINANCE

2.	HUMAN RESOURCES

3.	INFORMATION TECHNOLOGY

4.	LEGAL

5.	RISK MANAGEMENT

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

1.	FINANCE

A.	FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY HLT TO HGV

B.	FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY HLT TO PK

C.	FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY HGV TO HLT

D.	FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY PK TO HLT

FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY HLT TO HGV1

Services	Market Rate Costs and Expenses	Service Period[2]
Shared Service (US)

Accounts Payable processing support, including:

•       Invoice processing

•       Payment processing (check printing, ACH, payments, etc.)

•       Payment voiding and stopping

•       Payment investigation

•       W-9 maintenance

•       Vendor 1099 preparation (service will be completed in January of the year following service termination)

•       Invoice archiving and maintenance

•       Vendor Master Data maintenance

	• HGV: $3.00/ voucher • Express Checks (same day printing)— $25.00 per check • Special Handling of Payments— $10.00/ check • Returned Checks— $10.00/ check • Stop/ void Payment—$10.00/ check	12/31/17

[1]	HWHI may, at its sole election determine that certain finance and accounting services that it currently performs as of the date of this agreement may be performed by a third party or outsourced vendor. For the Service Period, to the extent that HWHI elects to engage a third party or outsourced vendor to perform the Services in whole or in any part, it will ensure that the Services are provided on a consistent basis with current HWHI standards, policies and procedures. HWHI will inform HGV to the extent that any Services are being performed by a third party or outsourced vendor. HWHI will also ensure that any third party or outsourced vendor meets its then-current standards for execution of internal controls over financial reporting and other relevant framework.
[2]	Services to continue to be available and provided on request of recipient through no later than date noted.

Services	Market Rate Costs and Expenses	Service Period[2]

Employee Expense Processing, including:

•       Use of Concur

•       Payment processing via payroll or accounts payable (at service providers discretion)

•       Employee Corporate Card (AMEX)

•       AMEX Corporate Card Administration

•       AMEX Corporate Account Reconciliation system

•       PCard Program (HGV only)

	• Expense processing—$2.62/ expense report; $.95/ Cash expense reimbursement (Price based on Concur usage fees) • PCard program—$250/ month	12/31/17

Providing Reconciliation Process, including:

•       Bank transaction reconciliation (TRECS)

•       AP / Check matching service (TRECS)

•       AP/ Payroll matching service (TRECS)

•       Escheatment service using Chesapeake UPCS

	HGV: $11,200/month for following services: • Rental Retail Recons • HOA Recons • HOA Recon Review & Trecs Maint • Rental Retail Recon Review & Trecs Maint	12/31/17

Credit Card support, including: • Processing • Reconciliation using TRECS	Credit Card set up and maintenance—$5,200/month	12/31/17

Payroll Support, including:

•       Time clock administration and use of People net

•       Payroll processing including reconciliation & balancing, garnishment, benefits and tax withholding

•       ADP support in check generation, direct deposits, W4 updates (or employees portal to updates) and W2 for all applicable TSA periods

•       Payroll Tax Filing for all applicable taxing jurisdictions, including: Federal, State, local, SUTA, FUTA

	• $2.00/ payment (check or direct deposit) • Off-cycle check—$10.00/ check or payment • $10,000 annual charge for executive compensation support	12/31/17

Unemployment Claim service through Thomas and Thorngren, Inc.	Pass through of vendor costs	12/31/17

Support in Project Costing module	Project Costing—$9.80/ key (Annual charge)	12/31/17

Services	Market Rate Costs and Expenses	Service Period[2]
Finance Accounting Shared Services Team (FASST)—UK

Accounts Payable processing support, including:

•       Invoice processing

•       Payment processing (check printing, ACH, payments, etc.)

•       Payment voiding and stopping

•       Payment investigation

•       Preparation of forms pertaining to vendors and taxes

•       Invoice archiving and maintenance

•       Vendor Master Data maintenance

	The following charges are for all the services provided by the UK FASST: • One-off set up cost of £16k • Monthly operational charges to be £8,000 Supporting documentation is available on request	06/30/18

Employee Expense processing, including:

•       Use of Concur

•       Payment processing via payroll or accounts payable (at service providers discretion)

•       Employee Corporate Card

•       PCard Program (HGV only)

•       Corporate Account Reconciliation system

12/31/17
Reconciliation Service in the following areas: • AP clearing account • Payroll related accounts • Fixed asset note (B2B) • VAT • Rates • Intercompany paydown • Multico • Bank Reconciliations		12/31/17

Services	Market Rate Costs and Expenses	Service Period[2]
Provide Bank transaction related services, including: • Bank Account Administration • Manage Credit card services (with Barclays) & reconciliations • Manage G4S services for cash collection		12/31/17

Services related to UK/ROW Payroll, including:

•       Time Clock Management

•       Payroll processing & recording in GL

•       Management of Ceridian

•       Payroll deductions & 3rd party payments

•       Pension contribution processing

•       Compliance activities, including HMRC payments

•       Benefit in Kind activities, P11Ds, PSA, STBV, TAS

12/31/17
Support in Project Costing module		12/31/17

Corporate Activity support, including:

•       Determination, filing, and remittance of VAT, PAYE, Benefit in Kind reporting

•       Performing Senior Accounting Officer responsibilities as it pertains to corporate activities

12/31/17

Statutory Reporting and Accounts

Preparation of statutory books and statutory reports in format prescribed by authorities, including:

•       Production of UK Statutory accounts for 2016 reporting period

•       Audit of statutory accounts

•       Production of tax information for tax computation

•       XBRL tagging of Statutory Accounts

•       Production of technical memos

•       U.S. Subsidiary audit

	• Estimated EY/KPMG fees—£15,022 • Internal cost—£4,406	12/31/2017

Services	Market Rate Costs and Expenses	Service Period[2]
Governmental required reporting (U.S. – Bureau of Economic Analysis, Census Bureau, etc.), including quarterly and annual filings as required.	Up to $3,350 per quarter for quarterly filings and an additional $8,625 for separate annually required filings.	6/30/18

Financial Systems

Provide governance and support for code block requests based upon Hilton’s current definitions and timing. Ensure code block segments are appropriately configured and setup in the necessary PeopleSoft and Hyperion applications. Current Hilton related controls will be applied to all areas. Provide Blackline security administration as currently provided	$9,000/ month	12/31/17

Consulting type services to support transition of business processes	$150/ hour	12/31/17

Consulting support for Hyperion, PeopleSoft, and other financial applications	$175/hour	12/31/17

Any activity/support required to effect the separation of financial applications will be mutually agreed upon.	Hourly rates on an as needed basis	12/31/17

APAC Service (HGV)

Accounts Payable service including: • Coding of invoices • Review of department level results • Process cash disbursements, expense reports, electronic wires	For A/P and Payroll: At cost for 2.6 FTE and rent $16,667/ month	12/31/2017

Services	Market Rate Costs and Expenses	Service Period[2]

Payroll services including:

•       Compute monthly payroll

•       Compute and prepare monthly tax withholdings

•       Distribute individual payroll slips for each employee

•       Remit payroll, net of taxes and deductions

•       Process payment for all tax withholdings and file monthly returns

•       Administer for all social insurance plans

•       Prepare and file income tax settlements, issue annual tax certificates

•       Have e-Payslip, e-tax forms available.

•       Helpdesk support

•       Labor insurance filings

12/31/2017

Consulting Service—Accounting
Provide consulting basis service for the following areas: • SEC Reporting, • Financial Reporting, and • Consolidations	$150/ hour	12/31/2017

Treasury

Various

•       US cash & banking (up to 10 hours/month), support to be provided as needed, in conjunction with HGV Treasury

•       UK cash & banking (up to 20 hours/month), support to be provided as needed, in conjunction with Hilton Accounting

•       ROW cash & banking (up to 10 hours/month), support to be provided as needed and as available (subject to banking access), in conjunction with HGV Local Finance

	Fixed cost $2,450 per month; not to exceed support hours indicated	12/31/2017

Services	Market Rate Costs and Expenses	Service Period[2]
Cash & Banking: Incremental Backup (US) Ad hoc support to backfill US cash & banking functions, beyond support provided under fixed cost bundle	Per hour charge $50/hour	12/31/2017

Cash & Banking: Incremental Backup (UK, ROW) Ad hoc support to backfill UK and ROW cash & banking functions, beyond support provided under fixed cost bundle, subject to banking access	Per hour charge $65/hour	12/31/2017

Cash & Banking Consulting (Project) Engagement on multi-hour projects, as defined by HGV/PK and agreed by Hilton, on design and/or implementation of global cash & banking services	Per hour charge $150/hour	12/31/2017

Risk/Liquidity Consulting (Project) Engagement on multi-hour projects, as defined by HGV/PK and agreed by Hilton, on design and/or implementation of global risk & liquidity management	Per hour charge $325/hour	12/31/2017

Treasury System Consulting (Project) Engagement on multi-hour projects, as defined by HGV/PK and agreed by Hilton, on design and/or implementation of treasury systems solutions	Per hour charge $325/hour	12/31/2017

Services	Market Rate Costs and Expenses	Service Period[3]
Tax[4]

Tax Compliance—furnishing data through 12/31/16 periods	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of 2016 compliance.

Tax audit activity through the 12/31/17 periods. Cooperation and participation rights among the three companies as necessary for administration and completion of tax audits. Rights and obligations for such are stipulated in the TMA.	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of audits up to the periods ending 12/31/17.

Consulting and provision of services for Income Tax Compliance (beyond activities described in TMA), including:

•       General consulting regarding historic processes employed to perform Income Tax Compliance

•       Provision of Income Tax Compliance Services

•       Tax technology consulting services

	Hourly per rate card plus expenses	12/31/17 (at HLT’s discretion, reasonable requests not to be denied, timing of when services performed at HLT sole discretion)

[3]	Services to continue to be available and provided on request of recipient through no later than date noted.

[4]	The following hourly rates for Tax support apply:

HWHI:	SVP Tax	$1,200
	VP1 Tax	1,200
	VP Tax	1,000
	Senior Director/Director	800
	Senior Manager/Manager	400
	Other	350

Services	Market Rate Costs and Expenses	Service Period[3]
Income tax audit matters (beyond activity described in TMA), including: • Provision of data, • Cooperation, • General consulting	Hourly per rate card plus expenses	12/31/17

General income tax consulting, including • Consulting regarding tax planning • Structuring specific to the spin	Hourly per rate card plus expenses	12/31/17

Indirect (sales/use) taxes—general consulting	Hourly per rate card plus expenses	12/31/17

Points Program Loss Prevention

Support of program analysis for the identification and necessary follow up activities of inappropriate usage (e.g., could be identified by fraudulent activities investigation or direct communication)	Per hour charge $250 plus T&E related costs as incurred	3/31/2017

Forensics Support

Ongoing support for investigation and necessary follow up activities related to conflict of interest, non-compliance, or other fraudulent activities	Per hour charge $250 plus T&E related costs as incurred	3/31/2017

Internal Audit

SOX testing support where controls are performed by HLT on behalf of HGV & PK and additional procedures are required (e.g., increased sample sizes, additional control evaluation and/or testing). This may be for the benefit of external auditors or internal audit support

*Work Paper Access letters from E&Y teams required

	Per hour charge $250 plus T&E related costs as incurred	12/31/2017

Ad-hoc Internal Audit support requested	Per hour charge $250 plus T&E related costs as incurred	3/31/2017

Services	Market Rate Costs and Expenses	Service Period[5]
Financial Planning & Analysis and Operations Finance

Monthly operational (financial) performance reporting	$325/hour	12/31/2017

Operations Finance and FP&A consulting support to include: • Operation insights and analysis • Ad hoc projects as needed.	$325/hour	12/31/2017

Corporate card, travel and Employee Expense

American Express Corporate Card and Concur Travel and Expense Platform Support from Hilton Supply Management	$2,750/month	12/31/2017

Concur Expense platform	$3,244/month	12/31/2017

American Express Global Business Travel and Concur Travel	Monthly charges based on consulting and processing volumes	12/31/2017

Accounting management support for expense reporting platform	$1,250/month	12/31/2017

[5]	Services to continue to be available and provided on request of recipient through no later than date noted.

FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY HLT TO PK6

Services	Market Rate Costs and Expenses	Service Period[7]
Shared Service (US)

Accounts Payable processing support, including:

•       Invoice processing

•       Payment processing (check printing, ACH, payments, etc.)

•       Payment voiding and stopping

•       Payment investigation

•       W-9 maintenance

•       Vendor 1099 preparation (service will be completed in January of the year following service termination)

•       Invoice archiving and maintenance

•       Vendor Master Data maintenance

•       $.65/ voucher for 4 select hotels

•       $3.00/ voucher for Corporate

•       Express Checks (same day printing) – $25.00 per check

•       Special Handling of Payments – $10.00/ check

•       Returned Checks – $10.00/ check

•       Stop/ void Payment – $10.00/ check

6/30/18

Employee Expense Processing, including:

•       Use of Concur

•       Payment processing via payroll or accounts payable (at service providers discretion)

•       Employee Corporate Card (AMEX)

•       AMEX Corporate Card Administration

•       AMEX Corporate Account Reconciliation system

	• Expense processing – $2.62/ expense report; $.95/ Cash expense reimbursement (Price based on Concur usage fees)	6/30/18

[6]	HWHI may, at its sole election determine that certain finance and accounting services that it currently performs as of the date of this agreement may be performed by a third party or outsourced vendor. For the Service Period, to the extent that HWHI elects to engage a third party or outsourced vendor to perform the Services in whole or in any part, it will ensure that the Services are provided on a consistent basis with current HWHI standards, policies and procedures. HWHI will inform PK to the extent that any Services are being performed by a third party or outsourced vendor. HWHI will also ensure that any third party or outsourced vendor meets its then-current standards for execution of internal controls over financial reporting and other relevant framework.

[7]	Services to continue to be available and provided on request of recipient through no later than date noted.

Services	Market Rate Costs and Expenses	Service Period[7]

Providing Reconciliation Process, including:

•       Bank transaction reconciliation (TRECS)

•       AP / Check matching service (TRECS)

•       AP/ Payroll matching service (TRECS)

•       Escheatment service using Chesapeake UPCS

	Applied to 4 Select Hotels and Corporate: • Reconciliation Process Support— $160/ hotel/month • Reconciliation Process Support for Corporate accounts—$1,900 for 10 accounts/month	6/30/18

Credit Card support for Park Hotels for 4 select hotels	$160/ hotel (Month)	6/30/18

Payroll Support, including:

•       Time clock administration and use of People net

•       Payroll processing including reconciliation & balancing, garnishment, benefits and tax withholding

•       ADP support in check generation, direct deposits, W4 updates (or employees portal to updates) and W2 for all applicable TSA periods

•       Payroll Tax Filing for all applicable taxing jurisdictions, including: Federal, State, local, SUTA, FUTA

	• $2.00/ payment (check or direct deposit) • Off-cycle check—$10.00/ check or payment • $10,000 annual charge for executive compensation support	6/30/18

Unemployment Claim service through Thomas and Thorngren, Inc.	Pass through of vendor costs	12/31/17

Fixed Asset support, including:

•       Asset addition, maintenance, and retirement

•       Project Costing module and process for cost accumulation

•       Asset management system application

•       Annual inventory of fixed assets

	• Asset Management—$10.24/ key (Annual) • Project Costing—$9.80/ key (Annual)	6/30/18

Services	Market Rate Costs and Expenses	Service Period[8]
Finance Accounting Shared Services Team (FASST)—UK

Accounts Payable processing support, including:

•       Invoice processing

•       Payment processing (check printing, ACH, payments, etc.)

•       Payment voiding and stopping

•       Payment investigation

•       Preparation of forms pertaining to vendors and taxes

•       Invoice archiving and maintenance

•       Vendor Master Data maintenance

	The following charges are for all the services provided by the UK FASST: • One-off set up cost of £16k • Monthly operational charges to be £9,400 Supporting documentation is available on request	06/30/18

Employee Expense processing, including:

•       Use of Concur

•       Payment processing via payroll or accounts payable (at service providers discretion)

•       Employee Corporate Card

•       Corporate Account Reconciliation system

6/30/18

[8]	Services to continue to be available and provided on request of recipient through no later than date noted.

Services	Market Rate Costs and Expenses	Service Period[8]
Reconciliation Service in the following areas: • AP clearing account • Payroll related accounts • Fixed asset note (B2B) • VAT • Rates • Intercompany paydown • Multico • Bank Reconciliations		6/30/18

Provide Bank transaction related services, including: • Bank Account Administration • Manage Credit card services (with Barclays) & reconciliations • Manage G4S services for cash collection		6/30/18

Fixed Asset support, including:

•       Asset addition, maintenance, and retirement

•       Project Costing module and process for cost accumulation

•       Asset management system application

•       Annual inventory of fixed assets

6/30/18

Corporate Activity support, including:

•       Determination, filing, and remittance of VAT, PAYE, Benefit in Kind reporting

•       Performing Senior Accounting Officer responsibilities as it pertains to corporate activities

12/31/17

Services	Market Rate Costs and Expenses	Service Period[9]
Statutory Reporting and Accounts

Preparation of statutory books and statutory reports in format prescribed by authorities, including:

•       Production of UK Statutory accounts for 2016/2017 reporting period

•       Audit of statutory accounts

•       Production of tax information for tax computation

•       XBRL tagging of Statutory Accounts

•       Production of technical memos

•       U.S. Subsidiary audit

	• Fees to be negotiated with external auditors • Internal cost—£16,925	12/31/2017

Governmental required reporting (U.S. – Bureau of Economic Analysis, Census Bureau, etc.), including quarterly and annual filings as required.	Up to $3,350 per quarter for quarterly filings and an additional $8,625 for separate annually required filings.	6/30/18

[9]	Services to continue to be available and provided on request of recipient through no later than date noted.

Services	Market Rate Costs and Expenses	Service Period[10]
Corporate Accounting (US & UK)

Providing select services related to Corporate Accounting, including: • Recording of owner’s PK activity journal entries	$150/hour	6/30/18

Accounting, Reporting, Close, and Consolidation
International and domestic corporate book closing	$150/ hour – covers all services	6/30/18

Preparation of post-tax Income Statement and Balance Sheet through consolidation process to permit PK to complete its filings with the Securities and Exchange Commission in a timely manner, which includes:

•       Roll forwards (including, but not limited to equity, investment, lease, goodwill, trademark, software development, and fixed asset)

•       FS footnotes

•       Audit support

•       Segment/ VIE B/S

•       CAPEX by segment

6/30/18
Statistical reporting		6/30/18
Generation of wire transfer		6/30/18

[10]	Services to continue to be available and provided on request of recipient through no later than date noted.

Services	Market Rate Costs and Expenses	Service Period
JV Accounting	provided by Accounting, Reporting, Close, and Consolidation	6/30/18
Calculation and booking of US GAAP Adjustments		6/30/18
Intercompany elimination processing and consolidation entries		6/30/18
USD overrides on equity and IC investment accounts		6/30/18

Financial Systems

Provide governance and support for code block requests based upon Hilton’s current definitions and timing. Ensure code block segments are appropriately configured and setup in the necessary PeopleSoft and Hyperion applications. Current Hilton related controls will be applied to all areas. Provide Blackline security administration as currently provided	$1,000.00/month for Corporate requests only	6/30/18

Consulting type services to support transition of business processes	$150/ hour	6/30/18

Consulting support for Hyperion, PeopleSoft, and other financial applications	$175/hour	6/30/18

Functional Hyperion support for applications required to support the PK global close, consolidation processes. Also includes the Hyperion application support of the Operational reporting that will be provided by Global Operations Finance. This specifically excludes any Corporate expense/overhead planning support.	Monthly fixed charge of 1.5 FTE – $22,500.00	6/30/18

Any activity/support required to effect the separation of financial applications will be mutually agreed upon.	As per need basis	6/30/18

Services	Market Rate Costs and Expenses	Service Period[11]
Consulting Service—Accounting

Provide consulting basis service for the following areas: • SEC Reporting, • Financial Reporting, and • Consolidations	$150/ hour	12/31/2017

Risk & Liquidity

Risk/Liquidity Consulting (project) Expert-level consulting on matters of: • Financial risk mgmt (FX/IR hedging) • Liquidity forecasting • Interco funding	Project consulting by DIR/VP in McLean (multi-hour) Per hour charge [$325/hour]	12/31/2017

Treasury

Various

•       US cash & banking (up to 10 hours/month), support to be provided as needed, in conjunction with HGV Treasury

•       UK cash & banking (up to 20 hours/month), support to be provided as needed, in conjunction with Hilton Accounting

•       ROW cash & banking (up to 10 hours/month), support to be provided as needed and as available (subject to banking access), in conjunction with HGV Local Finance

	Fixed cost $4,400 per month; not to exceed support hours indicated	12/31/2017

[11]	Services to continue to be available and provided on request of recipient through no later than date noted.

Services	Market Rate Costs and Expenses	Service Period[11]
Cash & Banking: Incremental Backup (US) Ad hoc support to backfill US cash & banking functions, beyond support provided under fixed cost bundle	Per hour charge $50/hour	12/31/2017

Cash & Banking: Incremental Backup (UK, ROW) Ad hoc support to backfill UK and ROW cash & banking functions, beyond support provided under fixed cost bundle, subject to banking access	Per hour charge $65/hour	12/31/2017

Cash & Banking Consulting (Project) Engagement on multi-hour projects, as defined by HGV/PK and agreed by Hilton, on design and/or implementation of global cash & banking services	Per hour charge $150/hour	12/31/2017

Risk/Liquidity Consulting (Project) Engagement on multi-hour projects, as defined by HGV/PK and agreed by Hilton, on design and/or implementation of global risk & liquidity management	Per hour charge $325/hour	12/31/2017

Treasury System Consulting (Project) Engagement on multi-hour projects, as defined by HGV/PK and agreed by Hilton, on design and/or implementation of treasury systems solutions	Per hour charge $325/hour	12/31/2017

Services	Market Rate Costs and Expenses	Service Period[12]
Tax[13]

Tax Compliance—furnishing data through 12/31/16 periods	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of 2016 compliance.

Tax audit activity through the 12/31/17 periods. Cooperation and participation rights among the three companies as necessary for administration and completion of tax audits. Rights and obligations for such are stipulated in the TMA.	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of audits up to the periods ending 12/31/17.

Consulting and provision of services for Income Tax Compliance (beyond activities described in TMA), including:

•       General consulting regarding historic processes employed to perform Income Tax Compliance

•       Provision of Income Tax Compliance Services

•       Tax technology consulting services

	Hourly per rate card plus expenses	One year post spin at HLT’s discretion, reasonable requests not to be denied, timing of when services performed at HLT sole discretion.

[12]	Services to continue to be available and provided on request of recipient through no later than date noted.

[13]	The following hourly rates for Tax support apply:

HWHI:	SVP Tax	$1,200
	VP1 Tax	1,200
	VP Tax	1,000
	Senior Director/Director	800
	Senior Manager/Manager	400
	Other	350

Services	Market Rate Costs and Expenses	Service Period[12]
Income tax audit matters (beyond activity described in TMA), including: • provision of data, • cooperation, • general consulting	Hourly per rate card plus expenses	12/31/2017

General income tax consulting, including • consulting regarding tax planning • structuring specific to the spin	Hourly per rate card plus expenses	12/31/2017

Indirect (sales/use) taxes—general consulting	Hourly per rate card plus expenses	12/31/2017

Points Program Loss Prevention

Support of program analysis for the identification and necessary follow up activities of inappropriate usage (e.g., could be identified by fraudulent activities investigation or direct communication)	Per hour charge $250 plus T&E related costs as incurred	3/31/2017

Forensics Support

Ongoing support for investigation and necessary follow up activities related to conflict of interest, non-compliance, or other fraudulent activities	Per hour charge $250 plus T&E related costs as incurred	3/31/2017

Internal Audit

SOX testing support where controls are performed by HLT on behalf of HGV & PK and additional procedures are required (e.g., increased sample sizes, additional control evaluation and/or testing). This may be for the benefit of external auditors or internal audit support

*Work Paper Access letters from E&Y teams required

	Per hour charge $250 plus T&E related costs as incurred	12/31/2017

Ad-hoc Internal Audit support requested	Per hour charge $250 plus T&E related costs as incurred	3/31/2017

Services	Market Rate Costs and Expenses	Service Period[14]
Financial Planning & Analysis and Operations Finance

Monthly operational (financial) performance reporting	$325/hour	12/31/2017

Operations Finance and FP&A consulting support to include: • Operation insights and analysis • Ad hoc projects as needed.	$325/hour	12/31/2017

Corporate card, travel and Employee Expense

American Express Corporate Card and Concur Travel and Expense Platform Support from Hilton Supply Management	$2,750/month	12/31/2017

Concur Expense platform	$3,244/month	12/31/2017

American Express Global Business Travel and Concur Travel	Monthly charges based on consulting and processing volumes	12/31/2017

Accounting management support for expense reporting platform	$1,250/month	12/31/2017

[14]	Services to continue to be available and provided on request of recipient through no later than date noted.

FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY HGV TO HLT

Services	Market Rate Costs and Expenses	Service Period[15]
Consulting Service—Accounting
Provide consulting basis service for the following areas: • SEC Reporting, • Financial Reporting, and • Consolidations	$150/ hour	12/31/2017

Tax[16]

Tax Compliance—furnishing data through 12/31/16 periods	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of 2016 compliance.

Tax audit activity through the 12/31/17 periods. Cooperation and participation rights among the three companies as necessary for administration and completion of tax audits. Rights and obligations for such are stipulated in the TMA.	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of audits up to the periods ending 12/31/17.

[15]	Services to continue to be available and provided on request of recipient through no later than date noted.

[16]	The following hourly rates for Tax support apply:

HGV	VP Tax	$1,000
	Sr Director/Director	800
	Sr Manager/Manager	400
	Other	350

Services	Market Rate Costs and Expenses	Service Period[15]

Consulting and provision of services for Income Tax Compliance (beyond activities described in TMA), including:

•       General consulting regarding historic processes employed to perform Income Tax Compliance

•       Provision of Income Tax Compliance Services

•       Tax technology consulting services

	Hourly per rate card plus expenses	One year post spin at HLT’s discretion, reasonable requests not to be denied, timing of when services performed at HLT sole discretion.

Income tax audit matters (beyond activity described in TMA), including: • provision of data, • cooperation, • general consulting	Hourly per rate card plus expenses	One year post spin.

General income tax consulting, including • consulting regarding tax planning • structuring specific to the spin	Hourly per rate card plus expenses	One year post spin.

Indirect (sales/use) taxes—general consulting	Hourly per rate card plus expenses	One year post spin.

Financial Planning & Analysis and Treasury

Ad hoc consulting	$325/hour	12/31/2017

FINANCE AND ACCOUNTING SERVICES TO BE PROVIDED BY PK TO HLT

Services	Market Rate Costs and Expenses	Service Period[17]
Consulting Service—Accounting

Provide consulting basis service for the following areas: • SEC Reporting, • Financial Reporting, and • Consolidations	$150/ hour	12/31/2017

Tax[18]

Tax Compliance—furnishing data through 12/31/16 periods	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of 2016 compliance.

Tax audit activity through the 12/31/17 periods. Cooperation and participation rights among the three companies as necessary for administration and completion of tax audits. Rights and obligations for such are stipulated in the TMA.	The TMA stipulates each party is to fulfill its obligation at its own cost. No charging for services to occur.	Through completion of audits up to the periods ending 12/31/17.

[17]	Services to continue to be available and provided on request of recipient through no later than date noted.
[18]	The following hourly rates for Tax support apply:

Park:	SVP Tax	$1,200
	VP Tax	1,000
	Senior Director/Director	800
	Senior Manager/Manager	400
	Other	350

Services	Market Rate Costs and Expenses	Service Period[17]

Consulting and provision of services for Income Tax Compliance (beyond activities described in TMA), including:

•    General consulting regarding historic processes employed to perform Income Tax Compliance

•    Provision of Income Tax Compliance Services

•    Tax technology consulting services

	Hourly per rate card plus expenses	One year post spin at HLT’s discretion, reasonable requests not to be denied, timing of when services performed at HLT sole discretion.

Income tax audit matters (beyond activity described in TMA), including: • provision of data, • cooperation, • general consulting	Hourly per rate card plus expenses	One year post spin.

General income tax consulting, including • consulting regarding tax planning • structuring specific to the spin	Hourly per rate card plus expenses	One year post spin.

Indirect (sales/use) taxes—general consulting	Hourly per rate card plus expenses	One year post spin.

Financial Planning & Analysis and Treasury

Ad hoc consulting	$325/hour	12/31/2017

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

2.	HUMAN RESOURCES

a.	HR/BENEFITS RELATED SERVICES TO BE PROVIDED BY HLT

b.	HR/BENEFITS RELATED SERVICES TO BE PROVIDED BY PK

HR/BENEFITS RELATED SERVICES TO BE PROVIDED BY HLT

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Executive Compensation
Executive compensation advisory/consulting support	HGV & PK	$250/hour	Through no later than 12/31/2017

Global Compensation (excluding Executive Compensation)
Compensation support related to calculation of 2016 Bonuses and 2017 merit increase and LTI award distribution	HGV & PK	One-time charge of $100,000 (HGV)/ $10,000 (PK)	Through no later than 12/31/2017

Performance Management—PM Support 2016cycle – performance review/rating process using current performance management system	HGV & PK	One-time charge not to exceed $100,000 (HGV)/ $5,000 one-time charge (PK)	Through no later than 12/31/2017

Compensation and consulting support • Job evaluation, market pricing and general compensation consulting • Salary structure building, program design and analysis	HGV & PK	$250/hour	Through no later than 12/31/2017

U.S. Benefits
Continued health and welfare benefits administrative services, including creation of separate third-party benefit administration platforms (“U.S. H&W Program Management Fee”)	HGV & PK	Monthly cost $65,000 (HGV)/ $6,000 (PK)	Through no later than 12/31/2017

[19]	For certain costs that are impacted by participation, the costs in this document are estimated based on current plan enrollment, employee contributions, salaries and elections, as applicable. Actuals will be based on actual number of employees participating, and employee pay and contribution levels.

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Continued participation in US medical, prescription, dental and vision plans	HGV & PK	Employer health benefit contribution for medical, prescription and dental monthly cost $2,525,000 (HGV)/ $155,000 (PK) Vision is 100% employee paid.	Through no later than 12/31/2017

Continued participation in US basic life insurance policy	HGV & PK	Monthly cost $27,500 (HGV)/ $2,000 (PK)	Through no later than 12/31/2017

Continued participation in US supplemental, dependent life and accidental death and dismemberment insurance plan	HGV & PK	Cost included as part of the monthly U.S. H&W Program Management Fee.	Through no later than 12/31/2017

Continued participation in US employer-paid basic short-term disability plan for the benefit of eligible property-level employees	HGV & PK	Monthly cost $42,000 (HGV)/ $1,400 (PK)	Through no later than 12/31/2017

Continued participation in US long-term disability plan	HGV & PK	Cost included as part of the monthly U.S. H&W Program Management Fee.	Through no later than 12/31/2017

Continued U.S. Salary Continuation (SALCO) administrative services	HGV & PK	Monthly cost $1,100 (HGV)/ $200 (PK)	Through no later than 12/31/2017

Continued Adoption Assistance Program administrative services	HGV	Fee of $75 per claim reviewed	Through no later than 12/31/2017

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Continued participation in US employee assistance program	HGV & PK	Monthly cost $6,500 (HGV)/$450 (PK)	Through no later than 12/31/2017

Continued participation in US business travel accident insurance policy	HGV & PK	Monthly cost $1,900 (HGV)/ $120 (PK)	Through no later than 12/31/2017

Continued administrative services related to US voluntary insurance policy (home, auto, pet, legal)	HGV & PK	Cost included as part of the monthly U.S. H&W Program Management Fee.	Through no later than 12/31/2017

Continued U.S. Health & Welfare HRO administrative services related to enrollment, continuation of benefits, dependent verification, outsourced benefits center[20]	HGV & PK	Monthly cost $38,000 (HGV)/ $3,700 (PK)	Through no later than 12/31/2017

Continued access to health benefits tax reporting service	HGV & PK	Monthly cost $5,000	Through no later than 12/31/2017

Continued administrative services related to US commuter benefits program	HGV & PK	Monthly cost $200 (HGV)/ $25 (PK)	Through no later than 12/31/2017

Continued administrative services related to pre-tax flexible spending accounts	HGV & PK	Monthly cost $3,100 (HGV)/ $200 (PK)	Through no later than 12/31/2017

[20]	If HGV or PK changes its human capital management system, U.S. health and welfare costs will increase. The schedule assumes that HGV and PK will not change their human capital management system.

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Continued administrative services related to pre-tax health savings account benefits	HGV & PK	Monthly cost $825 (HGV)/ $25 (PK)	Through no later than 12/31/2017

Continued administrative services related to qualified medical child support orders (QMCSO)	HGV & PK	Monthly cost $6,000 (HGV)/ $900 (PK)	Through no later than 12/31/2017

Continued administrative services of tuition reimbursement program.	HGV & PK	Monthly cost $800 (PK)	Through no later than 12/31/2017

Continued participation in Go Hilton Programs and related administrative services	HGV & PK	$200,000 annual program management fee (HGV)/ No fee (PK)	HGV and PK continued participation reviewed annually by HLT

Continued access to US domestic relocation support for relocation initiations under relocation plans for current open relocations and new relocation initiations prior to 7/1/2017 under current and revised relocation plans.	HGV & PK	Monthly cost varies based on plan, family size, distance (actual costs will be invoiced to HGV or PK, as applicable, directly)	Through no later than 12/31/2017

Continued participation in Hilton 401(k) plan and accompanying administrative services	HGV & PK	Monthly cost $22,500 (HGV)/ $2,500 (PK)	Through no later than 12/31/2017

Matching contributions related to continued participation in Hilton 401(k) plan	HGV & PK	Monthly cost $600,000 (HGV)/ $15,000 (PK). Estimated based on current plan enrollment. Actuals will be based on actual number of employees participating, and employee pay and contribution levels.	Through no later than 12/31/2017

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Global expatriate services and administration related to retirement and health and welfare plans	HGV & PK	Monthly cost $4,500 (HGV)/ $7,500 (PK) for health and welfare support Monthly cost $450 (PK) retirement support	Through no later than 12/31/2017

Continued access to Hilton U.S. Marketplace site	HGV	Monthly cost $2,000	Through no later than 12/31/2017

Non-U.S. Benefits

Provide continued general human resources support in Singapore	HGV	Annual cost $500,000	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued administrative support for UK group private medical insurance scheme	HGV	Monthly cost £40	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued participation in UK cash medical plan insurance	HGV	100% employee paid	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued participation in UK dental plan	HGV	Monthly cost £50, including an administrative fee.	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued administrative support for UK Life Assurance Plan	HGV	Monthly cost £29	Through no later than 12/31/2017, subject to an extension upon review by HLT

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
UK Life Insurance Administration—support setting up new plan and transitioning employees from Hilton UK Pension Plan Life Assurance policy	HGV	Fixed, one-time fee to vendor of £5,000	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued participation in UK long term disability plan	HGV	Monthly cost of £100. Increase possible for 2017 if group is moved moves to Small and Medium Enterprise scheme.	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued participation in UK employee assistance plan	HGV	Monthly cost of £44	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued access to the Hilton UK and Ireland Marketplace site	HGV	Monthly cost £31	Through no later than 12/31/2017, subject to an extension upon review by HLT

Continued administrative support for UK Hilton Worldwide (UK) personal retirement plan (DC Plan) and UK auto-enrollment plan (DC Plan) for certain specified employee(s)	HGV	Monthly cost £127	Through no later than 12/31/2017, subject to an extension upon review by HLT

Administrative support in establishing new UK DC plans and related administrative services	HGV	Fixed, one-time fee of £7,000	Through no later than 12/31/2017, subject to an extension upon review by HLT

Recruitment

Continued access to various recruitment-related systems and support (excluding set-up costs)	HGV & PK	Estimated aggregate annual cost $188,500 (HGV)/ $14,810 (PK)	Through no later than 12/31/2017

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Background check and drug testing (new hire) services.	PK	$4,950	Through no later than 12/31/2017

Support for executive and corporate recruitment	PK	Executive: 25% of base salary per requisition not to exceed $100,000. Corporate: 20% of base salary per requisition	Through no later than 12/31/2017

Recruitment services for select properties	PK	Cost is based on a cost per requisition model.	Through no later than 12/31/2017

Recruitment services for management level resort roles and volume resort roles	HGV	$500 to $2012 (region dependent) per role for management level resort roles and $225 to $1,600 (region dependent) per role for volume resort roles	Through no later than 12/31/2017 (for management resort roles) and 12/31/2017 (for volume resort roles)

Support to design, develop, prepare and deliver affirmative action plans, develop and deliver OFCCP training; provide OFCCP compliance and audit support.	HGV	$19,195	Through no later than 12/1/2017

Learning
Course hosting and creation on Hilton Worldwide University	HGV	$20 per current course hosting fee. $220 per new course to load and host	Through no later than 3/31/2017

Continued access to courseware vendor and software	HGV	Estimated aggregate cost $38,520 including license fee.	Through no later than 12/31/2017

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Sales training learning license fee	HGV	17% of full 2017 contract amount.	Through no later than 9/30/2017

Ad-hoc learning and development	PK	$250/hour	Through no later than 12/31/2017

HR IT Systems
Continued support in connection with employee lists, Talent Acquisition/Recruitment, continued access to The Lobby, and performance/talent management consulting support.	HGV & PK	$250/hour	Through no later than (a) 12/31/2017 or (b) until a new HCM is implemented by HGV or PK, whichever comes first.

Continued support to learning systems—Hilton Worldwide University (HWU)	HGV	$250/hour	Through no later than (a) 12/31/2017 or (b) until a new HCM is implemented by HGV or PK, whichever comes first.

Continued access to performance management systems[21]	PK	$70/form for exempt employees and $3.50/form for non-exempt employees	Through no later than 12/31/2017 or until a new HCM is implemented, whichever comes first.

[21]	The performance management system is connected to transition services provided under the IT schedules. Please review when considering any modifications to these transition services.

Services	Service Recipient(s)	Market Rate Costs and Expenses[19]	Service Period
Technical software and IT support related to learning and performance management system	HGV & PK	$82,500 (HGV)/ $52,800 (PK) annual cost. Will be billed on a quarterly basis.	Through no later than 12/31/2017 or until a new HCM is implemented, whichever comes first.

Access to human resource call center	PK	$50/case	Through no later than 12/31/2017

HRIS consulting—technical system and integration support	HGV & PK	$250/hour	Through no later than 12/31/2017

HR/BENEFITS RELATED SERVICES TO BE PROVIDED BY PK

Services	Service Recipient(s)	Market Rate Costs and Expenses††††††	Service Period
Non-US Benefits
Continued participation in Brazilian health benefits Seguro Saude Empresarial (medical and dental insurance) for certain specified employee(s)	HLT	Monthly cost $1,500	Through no later than 12/31/2017

Continued participation in Brazilian life insurance Seguro de Vida Em Grupo (employer paid group life insurance) for certain specified employee(s)	HLT	Monthly cost $50	Through no later than 12/31/2017

†††† ††	For certain costs that are impacted by participation, the costs in this document are estimated based on current plan enrollment, employee contributions, salaries and elections, as applicable. Actuals will be based on actual number of employees participating, and employee pay and contribution levels.

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

3.	INFORMATION TECHNOLOGY

a.	INFORMATION TECHNOLOGY SERVICES TO BE PROVIDED BY HLT TO HGV

b.	INFORMATION TECHNOLOGY SERVICES TO BE PROVIDED BY HLT TO PK

SERVICES TO BE PROVIDED BY HLT TO HGV

Services	Market Rate Costs and Expenses	Service Period
Financial and Core HR Systems

General Ledger Systems – Management of general ledger used to keep track of all financial transactions. Hilton provides the following support for GL systems:

Accounts Receivable and Billing Systems – Management of systems used to support accounting transactions dealing with the billing of a customer for goods and services that a customer has ordered. Hilton provides the following support for AR and Billing systems:

Accounts Payable Systems – Management of systems used to support money owed by Hilton to its suppliers. Hilton provides the following support for accounts payable systems:

Financial Reporting Systems – Suite of applications used to support both internal management reporting as well as the foundation for external reporting (e.g., SEC and Statutory). Includes capabilities to create/update budgets and forecasts as well as report on actuals during close.

Enterprise Data Warehouse reporting/HGV Dashboard

Current reports will be serviced as is

Costs of any requested changes will be discussed and costs will be mutually agreed

Budgeting and Forecasting Systems – Management of systems used to manage the budgeting and forecasting process. Hilton provides functional and IT support for hotel users during global business working hours with weekend support during budget season.

Reconciliation Systems – Management of systems used to manage the financial close process and bank reconciliations. Hilton provides the following support for reconciliation systems:

	Annual cost: $950,000	24 months Can terminate early based on TSA notice provisions Cannot be scaled down

Services	Market Rate Costs and Expenses	Service Period

Travel and Expense Systems – Management of systems used to process transactions associated with travel and valid company expenses. Hilton provides the following support for travel and expense systems:

Human Resources, Payroll, Timekeeping, and Related Systems – Management of the core PeopleSoft 9.1 Human Resources, Payroll and Timekeeping environment including ADP, UniFocus, Greenware, Ceridian UK Payroll and related services. Manage vendor partners including Dell, TCS, etc.

All Financial and Core HR Systems Include:

Functional and IT support for end users.

Ensures that all transactions have been properly accounted for and accurately reflected in the company’s accounting process.

Management of all product releases and enhancements.

Management of change control to support SOX compliance.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

Legal and Contracting Systems

Legal and Contracting – Management of systems used to support the legal and contracting functions. Hilton provides the following support for Legal and Contracting systems:

Matter management, contract negotiation document management, contract repository, trademark management, corporate filing tracking, eDiscovery and legal hold management, records management.

Physical and digital records management.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	Annual cost: $150,000	9 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Services	Market Rate Costs and Expenses	Service Period

Help Desk Services
Help Desk and Desktop Support – Management of the help desk.	Annual cost: $550,000	8 Months Can terminate early based on TSA notice provisions Can be scaled down based on count of users with access to the help desk

Data Center and Security Management

Data Center – Management of servers and other infrastructure housed in a data center. This includes management of the business resumption planning, disaster recovery requirements and crisis planning/communication.

Identity Systems – Management of the Identity Management and Directory Services environments. IDM manages the provisioning and lifecycle of accounts in the Hilton ecosystem.

Management of IDM and Authentication infrastructure.

Day to day support of IDM, LDAP, RSA Access Manager and Securid servers.

Distribution of RSA Securid tokens.

User account management including Add/Remove resources and roles to user accounts moves between Organizations.

User lockout and other password issues including password out of sync issues.

Troubleshooting and resolving account issues.

Creation of Corporate Contractor and Call Center contractor accounts.

Bug fixes for existing IDM functionality.

New feature enhancements for IDM Website.

Creation, testing and deployment of new roles/capabilities according to given business requirements.

Creation, testing and deployment of new workflows to support business processes.

	Annual cost: $4,175,000	14 Months Can terminate early based on TSA notice provisions Can be scaled down based on count of servers receiving services

Services	Market Rate Costs and Expenses	Service Period

Creation, testing and deployment of new user types.

Creation, testing and deployment of new SSO federation agreements.

Maintain and administer the information security program protecting the confidentiality, integrity, and availability of data.

Develop and maintain information security policies, standards, and processes.

Provide guidance and direction on information security matters during the project lifecycle, as well as technology and technology services procurement.

Manage information security communications and inquiries with internal and external stakeholders.

Web Proxy Services – Management of the web proxy environment used for security and bandwidth management purposes.

Scan, filter, and protect against email attacks originating from malicious attachments, links, and other methods.

Services are not severable while using the Hilton email system.

Scan and block malicious network traffic.

Control internal and external network traffic based on network, host, and port / protocol.

Services are not severable while using Hilton Internet, data center, and / or WAN connections.

Protect against malicious activity on servers and workstations.

Perform change auditing and alerting.

Protect sensitive accounts and passwords from misuse.

Identify security vulnerabilities and route for resolution.

Services are not severable while hosts reside in Hilton networks.

Monitor the environment for potential security incidents. Review and investigate as warranted.

Platform to deliver and track information security awareness training for general users.

Services	Market Rate Costs and Expenses	Service Period

Platform to deliver and track secure code training for developers.

Maintain and enhance the IT internal controls program necessary to support SOX requirements and the Centralized Accounting service organization audit (SOC1).

Maintain and enhance the PCI program necessary to support periodic compliance validation reporting.

File and Print Services – Management of local file and print services along with any other local on premise servers.

Telecom / Network Systems

Telecom Systems – Management of the telecom environment. This includes cloud PBX, voice mail, conference calling, etc.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

VPN Services – Management of the VPN environment for all global network access.

Network Connectivity – Management of the Local and Wide Area Networking environment. Includes items such as switches, WAPs, routers, etc. Also includes access to video conferencing.

	Annual cost: $550,000	14 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Email and Related Services

Email and Related Services – Management of the email environment. This includes distribution list creation and management, email archiving, mobile device access, instant messaging, list server, etc.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	Annual cost: $650,000	8 Months Can terminate early based on TSA notice provisions Can be scaled down based on count of email users receiving services

Services	Market Rate Costs and Expenses	Service Period
Intranet and Portal Systems

Intranet and Portal Systems – Management of the Intranet, Portal and Team Sites.

Corporate communications, portfolio reporting, property operational reporting and collaboration resources.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	Annual cost: $200,000	10 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Pass Through of Direct Software Costs
Direct Software Costs including Oracle and Microsoft.	Annual cost: $2,325,000	24 months Can terminate early based on TSA notice provisions Can be scaled down based on direct costs

Benefits Conversion
Conversion: HGVC and REIT will be responsible for all aspects (including cost) of the migration of systems to their end state environments during the transition period. This includes any required system selection, contracting, design, implementation, and testing of the systems. All system configuration data such as user profiles, report definition, interface configurations, external interface data, system rules, application tables, etc. will be provided by Hilton as reasonably requested. Hilton will provide any available documentation of current system configurations as reasonably requested.	$300/hour	24 months Cost based on actual usage

Services	Market Rate Costs and Expenses	Service Period
Data Migration
Systems & Data Migration: Hilton will provide data owned by the relevant party in a format requested as reasonably requested.	$300/hour	24 months Cost based on actual usage

SERVICES TO BE PROVIDED BY HLT TO PK

Services	Market Rate Costs and Expenses	Service Period
Financial Systems

General Ledger Systems – Management of general ledger used to keep track of all financial transactions. Hilton provides the following support for GL systems:

Accounts Receivable and Billing Systems – Management of systems used to support accounting transactions dealing with the billing of a customer for goods and services that a customer has ordered. Hilton provides the following support for AR and Billing systems:

Accounts Payable Systems – Management of systems used to support money owed by Hilton to its suppliers. Hilton provides the following support for accounts payable systems:

Financial Reporting Systems – Suite of applications used to support both internal management reporting as well as the foundation for external reporting (e.g., SEC and Statutory). Includes capabilities to create/update budgets and forecasts as well as report on actuals during close.

Enterprise Data Warehouse reporting/HGV Dashboard

Current reports will be serviced as is

Costs of any requested changes will be discussed and costs will be mutually agreed

Budgeting and Forecasting Systems – Management of systems used to manage the budgeting and forecasting process. Hilton provides functional and IT support for hotel users during global business working hours with weekend support during budget season.

Reconciliation Systems – Management of systems used to manage the financial close process and bank reconciliations. Hilton provides the following support for reconciliation systems:

Travel and Expense Systems – Management of systems used to process transactions associated with travel and valid company expenses. Hilton provides the following support for travel and expense systems:

	Annual cost: $181,000	24 months Can terminate early based on TSA notice provisions Cannot be scaled down

Services	Market Rate Costs and Expenses	Service Period

Human Resources, Payroll, Timekeeping, and Related Systems – Management of the core PeopleSoft 9.1 Human Resources, Payroll and Timekeeping environment including ADP, UniFocus, Greenware, Ceridian UK Payroll and related services. Manage vendor partners including Dell, TCS, etc.

All Financial and Core HR Systems Include:

Functional and IT support for end users.

Ensures that all transactions have been properly accounted for and accurately reflected in the company’s accounting process.

Management of all product releases and enhancements.

Management of change control to support SOX compliance.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

Treasury Systems
Treasury Systems – Management of systems used to support risk and liquidity management, cash management, and treasury and cash accounting. Hilton leverages a system called Global Treasury Management System (GTMS) that is based on the Wall Street Systems software. This is a 3rd party hosted system that integrates with Hilton’s network via a dedicated T1 connection. Hilton provides the following IT support for treasury systems:	Annual Cost: $19,000	24 months Can terminate early based on TSA notice provisions Cannot be scaled down

Services	Market Rate Costs and Expenses	Service Period
Legal and Contracting Systems

Legal and Contracting – Management of systems used to support the legal and contracting functions. Hilton provides the following support for Legal and Contracting systems:

Contract negotiation document management, contract repository, trademark management, corporate filing tracking, eDiscovery and legal hold management, records management.

Physical and digital records management.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	Annual Cost: $25,000	24 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Design and Construction Systems

Design and Construction – Management of systems used to support the design and construction functions. Hilton provides the following support for Design and Construction systems:

Resource library, design submittal management, brand standards creation and management, property construction tracking, lead tracking, supplier product catalog.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	Annual Cost: $50,000	24 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Services	Market Rate Costs and Expenses	Service Period
Help Desk and Desktop Support Services

Help Desk and Desktop Support – Management of the help desk and desk side support services.

During the TSA period while Hilton resources are being used, Contract Services for DSS personnel will be charged on an as-needed basis (separate from the $175,000 annual cost).

During the TSA period REIT will be charged for helpdesk services based on headcount reports.

During the TSA period while using Hilton helpdesk and DSS services provisioned by Hilton, the HWI Standards and SOPs will prevail.

Desktop Hardware and Software – Management and procurement of the client devices used by employees such as desktops, laptops, printers, etc. as well as the software installed on those devices. This includes desktop security services, such as anti-malware.

	Annual Cost: $175,000	24 Months Can terminate early based on TSA notice provisions Can be scaled down based on TSA count of users with access to the help desk

Data Center and Security Management

Data Center – Management of servers and other infrastructure housed in a data center. This includes management of the business resumption planning, disaster recovery requirements and crisis planning/communication.

Identity Systems – Management of the Identity Management and Directory Services environments. IDM manages the provisioning and lifecycle of accounts in the Hilton ecosystem.

Management of IDM and Authentication infrastructure.

Day to day support of IDM, LDAP, RSA Access Manager and Securid servers.

Distribution of RSA Securid tokens.

User account management including Add/Remove resources and roles to user accounts moves between Organizations.

User lockout and other password issues including password out of sync issues.

	Annual Cost: $55,000	24 Months Can terminate early based on TSA notice provisions Can be scaled down based on count of servers receiving services

Services	Market Rate Costs and Expenses	Service Period

Troubleshooting and resolving account issues.

Creation of Corporate Contractor and Call Center contractor accounts.

Bug fixes for existing IDM functionality.

New feature enhancements for IDM Website.

Creation, testing and deployment of new roles/capabilities according to given business requirements.

Creation, testing and deployment of new workflows to support business processes.

Creation, testing and deployment of new user types.

Creation, testing and deployment of new SSO federation agreements.

Maintain and administer the information security program protecting the confidentiality, integrity, and availability of data.

Develop and maintain information security policies, standards, and processes.

Provide guidance and direction on information security matters during the project lifecycle, as well as technology and technology services procurement.

Manage information security communications and inquiries with internal and external stakeholders.

Web Proxy Services – Management of the web proxy environment used for security and bandwidth management purposes.

Scan, filter, and protect against email attacks originating from malicious attachments, links, and other methods.

Services are not severable while using the Hilton email system.

Scan and block malicious network traffic.

Control internal and external network traffic based on network, host, and port / protocol.

Services are not severable while using Hilton Internet, data center, and / or WAN connections.

Services	Market Rate Costs and Expenses	Service Period

Protect against malicious activity on servers and workstations.

Perform change auditing and alerting.

Protect sensitive accounts and passwords from misuse.

Identify security vulnerabilities and route for resolution.

Services are not severable while hosts reside in Hilton networks.

Monitor the environment for potential security incidents. Review and investigate as warranted.

Platform to deliver and track information security awareness training for general users.

Platform to deliver and track secure code training for developers.

Maintain and enhance the IT internal controls program necessary to support SOX requirements and the Centralized Accounting service organization audit (SOC1).

Maintain and enhance the PCI program necessary to support periodic compliance validation reporting.

File and Print Services – Management of local file and print services along with any other local on premise servers.

Telecom / Network Systems

Telecom Systems – Management of the telecom environment. This includes cloud PBX, voice mail, conference calling, etc.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

VPN Services – Management of the VPN environment for all global network access.

Network Connectivity – Management of the Local and Wide Area Networking environment. Includes items such as switches, WAPs, routers, etc. Also includes access to video conferencing.

	Annual Cost: $125,000	24 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Services	Market Rate Costs and Expenses	Service Period
Email and Related Services

Email and Related Services – Management of the email environment. This includes distribution list creation and management, email archiving, mobile device access, instant messaging, list server, etc.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	$80/mailbox	24 Months Can terminate early based on TSA notice provisions Can be scaled down based on count of email users receiving services

Intranet and Portal Systems

Intranet and Portal Systems – Management of the Intranet, Portal and Team Sites.

Corporate communications, portfolio reporting, property operational reporting and collaboration resources.

Management of all product releases and enhancements.

Infrastructure to support these systems.

Management of license agreements.

End user security administration process.

	Annual Cost: $50,000	24 Months Can terminate early based on TSA notice provisions Cannot be scaled down

Pass Through of Direct Software Costs
Direct Software Costs including Oracle and Microsoft.	TBD as needed	24 months Can terminate early based on TSA notice provisions Can be scaled down based on direct costs

Services	Market Rate Costs and Expenses	Service Period
Conversion
Conversion: HGVC and REIT will be responsible for all aspects (including cost) of the migration of systems to their end state environments during the transition period. This includes any required system selection, contracting, design, implementation, and testing of the systems. All system configuration data such as user profiles, report definition, interface configurations, external interface data, system rules, application tables, etc. will be provided by Hilton as reasonably requested. Hilton will provide any available documentation of current system configurations as reasonably requested.	$300/hour	24 months Cost based on actual usage

Data Migration
Systems & Data Migration: Hilton will provide data owned by the relevant party in a format requested as reasonably requested.	$300/hour	24 months Cost based on actual usage

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

4.	LEGAL
a.	LEGAL RELATED SERVICES TO BE PROVIDED BY HLT
b.	LEGAL RELATED SERVICES TO BE PROVIDED BY HGV
c.	LEGAL RELATED SERVICES TO BE PROVIDED BY PK

LEGAL RELATED SERVICES TO BE PROVIDED BY HLT DURING TRANSITION PERIOD

Services	Service Recipient(s)	Market Rate Costs and Expenses	Service Period

I.       Continuing Provision of Files and Documents. Upon the request of Service Recipient, HLT will reasonably provide the following documents that have not been provided to the Service Recipient in the initial distribution of records, which the parties agree shall occur within the first 90 days after the Distribution Date. After such initial distribution period, the following shall apply until 12/31/2018. Thereafter (and for the avoidance of doubt), the parties shall have the ongoing rights to obtain Information set forth in the Distribution Agreement (including under Section 8.3 thereof). Consistent with the Distribution Agreement, the provision of records by one Party to another will always be subject to appropriate exclusions and restrictions for classified Information, Privileged Information or Confidential Information (as defined in the Distribution Agreement).

a. Documents stored in the legal document management system	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2018

b. Documents catalogued in the records manager system	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2018

c. Management agreements and related documents	PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2018

d. Records from the matter management system	HGV, PK	Applicable Hourly Rate + any necessary third party costs	Effective Date – 12/31/2018

Services	Service Recipient(s)	Market Rate Costs and Expenses	Service Period

e.      Additional documents not already in the possession of Service Recipient, including:

•    Relevant corporate entity records and communications

•    Real estate records for relevant properties

•    Lease agreements and records for relevant properties (PK only)

•    Contracts that have been retained or assumed by requesting Service Recipient

•    Loan agreements retained or assumed by Service Recipient

•    Benefit plans

•    Labor/employment-related agreements

	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2018

II. Legal Systems Access.
a. Access to Matter Management System. HLT will provide Service Recipient with continued access to and use of matter management software system.	HGV	Cost of license + Any applicable hourly rate for technical support provided by HLT	Effective Date – 12/31/2017 for HGV Effective Date – 9/30/2017 for PK

b.      Matter Management Data Migration. HLT will provide consulting services in connection with migrating PK data out of existing matter management system into new environment (to the extent not complete in the initial distribution of records), including:

•    Formulating plan for migrating such data

•    Engaging and directing necessary third party vendors to migrate data

	PK	Applicable hourly rate + any necessary third party costs	03/31/2017 – 9/30/2017

Services	Service Recipient(s)	Market Rate Costs and Expenses	Service Period

c.      Legal matter management. HLT will provide Service Recipient with continued access to certain functions with respect to those legal matters assumed by Service Recipient, including:

•    eDiscovery email data collection

•    continuing litigation holds and notices

Upon and as of the email systems separation date, HLT will provide a file with the relevant eDiscovery and/or litigation hold data for each relevant matter

	HGV, PK	Applicable hourly rate + Applicable third party vendor costs	Effective Date – Email systems separation date

d.      Entity Management Data Migration. HLT will provide consulting services in connection with migrating PK data out of existing BluePrint entity management system into new BluePrint license separately obtained by PK, including:

•    Formulating plan for migrating such data

•    Engaging and directing with BluePrint to migrate data

	PK	Applicable hourly rate + any necessary third party costs	Effective Date – 3/31/2018

III.   Consulting Services. Upon the request of Service Recipient, HLT will reasonably provide consulting services regarding specific matters in the areas set forth below. Notwithstanding the 12/31/17 end date for such services (and for the avoidance of doubt), the parties shall thereafter have the ongoing rights to obtain Information set forth in the Distribution Agreement (including under Section 8.3 thereof).

a.      Litigation. Consulting services related to claims and litigation assumed by Service Recipient (excluding any and all claims or litigation to which HLT is or may be adverse), including:

•    Factual background information related to such claims and not already in possession of Service Recipient

•    Assistance with discovery requests or responses related to such claims

	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2017

Services	Service Recipient(s)	Market Rate Costs and Expenses	Service Period

b.      Regulatory Compliance. Consulting services related to regulatory practices, procedures, policies and compliance with respect to the business of the Service Recipient, including:

•    Historical FCPA compliance policies and procedures

•    Assistance with data and records related to OFAC compliance programs

	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/17

c.      Benefits Plans. Consulting services related to “start-up” and ongoing administration of benefit plan matters set forth in Employment Matters Agreement, including:

•    Historical benefits plans

•    Benefit plan transition matters (e.g., assumption of existing plan, adoption of new plan, etc.)

•    Notices and correspondence related to benefits plans

	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2017

d.      Labor & Employment. Consulting services related to ongoing labor and employment matters, including:

•    Historical information related to labor unions and card check

•    Historical information related to collective bargaining

	HGV, PK	Applicable hourly rate + any necessary third party costs	Effective Date – 12/31/2017

Hourly Rates for Consulting Services Performed by HLT

•	Administrative Assistant/Paralegal: $225/hour

•	Systems Services and Consulting: $281/hour

•	Junior Attorney: $450/hour

•	Senior Attorney: $750/hour

LEGAL RELATED SERVICES TO BE PROVIDED BY HGV DURING TRANSITION PERIOD

Services	Service Recipient(s)	Market Rate Costs and Expenses	Minimum Service Period

I.       Upon request of Service Recipient, HGV will reasonably provide records and documents not already in the possession of Service Recipients, subject to appropriate exclusions and restrictions for classified Information, Privileged Information or Confidential Information (as defined in the Distribution Agreement) *

	HLT, PK	Applicable hourly rate + any necessary third party costs	Effective date – 12/31/2017

II.     Upon the request of Service Recipient, HGV will reasonably provide consulting services regarding specific questions related to Service Recipient matters, excluding any and all claims or litigation to which HGV is or may be adverse

	HLT, PK	Applicable hourly rate + any necessary third party costs	Effective date – 12/31/2017

*	After 12/31/17 (and for the avoidance of doubt), the parties shall have the ongoing rights to obtain Information set forth in the Distribution Agreement (including under Section 8.3 thereof).

Hourly Rates for Legal Services Performed by HGV

•	Administrative Assistant/Paralegal: $225/hour

•	Systems Services and Consulting: $281/hour

•	Junior Attorney: $450/hour

•	Senior Attorney: $750/hour

LEGAL RELATED SERVICES TO BE PROVIDED BY PK DURING TRANSITION PERIOD

Services	Service Recipient(s)	Market Rate Costs and Expenses	Minimum Service Period

I.       Upon request of Service Recipient, PK will reasonably provide records and documents not already in the possession of Service Recipients, subject to appropriate exclusions and restrictions for classified Information, Privileged Information or Confidential Information (as defined in the Distribution Agreement) *

	HGV, HLT	Applicable hourly rate + any necessary third party costs	Effective date – 12/31/2017

II.     Upon the request of Service Recipient, PK will reasonably provide consulting services regarding specific questions related to Service Recipient matters, excluding any and all claims or litigation to which PK is or may be adverse

	HGV, HLT	Applicable hourly rate + any necessary third party costs	Effective date – 12/31/2017

*	After 12/31/17 (and for the avoidance of doubt), the parties shall have the ongoing rights to obtain Information set forth in the Distribution Agreement (including under Section 8.3 thereof).

Hourly Rates for Legal Services Performed by PK

•	Administrative Assistant/Paralegal: $225/hour

•	Systems Services and Consulting: $281/hour

•	Junior Attorney: $450/hour

•	Senior Attorney: $750/hour

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

5.	RISK MANAGEMENT

RISK MANAGEMENT RELATED SERVICES TO BE PROVIDED BY HLT

Services	Service Recipient(s)	Market Rate Costs and Expenses	Minimum Service Period
Insurance Consulting and Advisory Programs

Insurance program consulting and advisory services	PK	$10,000 flat fee	A period of 90 days commencing on the Effective Date.

Insurance program consulting and advisory services	PK	$150/hour	A period commencing 90 days after the Effective Date and ending on 12/31/18

Safety & Security and Business Continuity/Crisis Management

Provide regional support services to all locations:

•    Annual Safety & Security audit completed

•    Regional S&S team support for day to day issues/incidents as needed

•    Business Continuity/Crisis Management support provided as needed

HGV (all property locations including corporate offices**) & PK (for all non-HLT managed locations including corporate offices)

**Except Captiva, Marco Island, and Stuart, FL locations, which historically have not received S&S support/audit services

$2,500/annually for each location for both HGV & PK**

** Includes cost of conducting annual audit, responding day-to-day requests/issues and providing threat monitoring and if needed, crisis management support as available through HLT BCM team and vendors. Note that any 3rd party costs for crisis management above and beyond HLT’s already contracted support would be billed separately and HGV/PK would be provided approval rights prior to incurring such costs.

Post-spin 2016 through 12/31/17 PK and HGV managed locations must exit programs after the above date.

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

6.	PROJECT MANAGEMENT

PROJECT MANAGEMENT RELATED SERVICES

Services	Service Recipient(s)	Market Rate Costs and Expenses	Minimum Service Period
Project Management Services to be provided by HLT

Project management services, including architecture, design and construction work, with respect to projects pending as of the execution date, plus any additional projects agreed by the parties.	HGV, PK	$150/hour plus reimbursement of all reasonable travel and entertainment expenses	24 months

Project Management Services to be provided by HGV

Project management services, including architecture, design and construction work, with respect to projects pending as of the execution date, plus any additional projects agreed by the parties.	HLT, PK	$150/hour plus reimbursement of all reasonable travel and entertainment expenses	24 months

Project Management Services to be provided by PK

Project management services, including architecture, design and construction work, with respect to projects pending as of the execution date, plus any additional projects agreed by the parties.	HLT, HGV	$150/hour plus reimbursement of all reasonable travel and entertainment expenses	24 months

MASTER TRANSITION SERVICES AGREEMENT

SERVICES SCHEDULES

8.	LIVINGWELL

LIVINGWELL-RELATED SERVICES

Services	Service Recipient(s)	Market Rate Costs and Expenses	Minimum Service Period
Project Management Services to be provided by HLT

Administrative support for the operation of a Livingwell-branded health club at Craigendarroch Suites, including:

•     Support for the preparation of monthly performance reports;

•     Support for marketing operations and promotions;

•     Support for periodic trainings

•     Assistance with periodic support conference calls

•     Other reasonable administrative support as agreed by the parties.

	HGV	Marketing, training and membership systems fees - £351 per calendar month Monthly Royalty and Support Fee - £800 per calendar month	Effective date – 12/31/2017

SCHEDULE B

TSA Managers

HLT: Mike Duffy

HGV: Eduardo Schutte

PK: Darren Robb